     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997


                                                SECURITIES ACT FILE NO. 33-64398
                                        INVESTMENT COMPANY ACT FILE NO. 811-7794
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 5                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 8                              [X]
                        (CHECK APPROPRIATE BOX OR BOXES)
                             ---------------------

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            800 SCUDDERS MILL ROAD
            PLAINSBORO, NEW JERSEY                                08536
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800


                                 ARTHUR ZEIKEL
                    MERRILL LYNCH AMERICAS INCOME FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY

        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------

                                   COPIES TO:


             COUNSEL TO THE FUND:
               BROWN & WOOD LLP                          PHILIP L. KIRSTEIN, ESQ.
            ONE WORLD TRADE CENTER                    MERRILL LYNCH ASSET MANAGEMENT
        NEW YORK, NEW YORK 10048-0557                         P.O. BOX 9011
    ATTENTION: THOMAS R. SMITH, JR., ESQ.            PRINCETON, NEW JERSEY 08543-9011


                             ---------------------

         IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
         [X] immediately upon filing pursuant to paragraph (b)
         [ ] on (date), pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

         IF APPROPRIATE, CHECK THE FOLLOWING BOX:
         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                             ---------------------


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON FEBRUARY 24, 1997.


================================================================================

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

                     N-1A ITEM NO.                                       LOCATION
--------------------------------------------------------  --------------------------------------
PART A
     Item 1.      Cover Page............................  Cover Page
     Item 2.      Synopsis..............................  Fee Table; Merrill Lynch Select
                                                          Pricing(SM) System
     Item 3.      Condensed Financial Information.......  Financial Highlights
     Item 4.      General Description of Registrant.....  Investment Objective and Policies;
                                                            Additional Information
     Item 5.      Management of the Fund................  Fee Table; Investment Objective and
                                                            Policies; Portfolio Transactions;
                                                            Management of the Fund; Inside Back
                                                            Cover Page
     Item 5A.     Management's Discussion of Fund
                    Performance.........................  Not Applicable
     Item 6.      Capital Stock and Other Securities....  Cover Page; Additional Information
     Item 7.      Purchase of Securities Being
                    Offered.............................  Cover Page; Fee Table; Merrill Lynch
                                                            Select Pricing(SM) System; Purchase
                                                            of Shares; Shareholder Services;
                                                            Additional Information; Inside Back
                                                            Cover Page
     Item 8.      Redemption or Repurchase..............  Fee Table; Merrill Lynch Select
                                                          Pricing(SM) System; Shareholder
                                                            Services; Purchase of Shares;
                                                            Redemption of Shares
     Item 9.      Pending Legal Proceedings.............  Not Applicable

PART B
     Item 10.     Cover Page............................  Cover Page
     Item 11.     Table of Contents.....................  Back Cover Page
     Item 12.     General Information and History.......  Not Applicable
     Item 13.     Investment Objectives and Policies....  Investment Objective and Policies
     Item 14.     Management of the Fund................  Management of the Fund
     Item 15.     Control Persons and Principal Holders
                    of Securities.......................  Management of the Fund; General
                                                            Information
     Item 16.     Investment Advisory and Other
                    Services............................  Management of the Fund; Purchase of
                                                            Shares; General Information
     Item 17.     Brokerage Allocation and Other
                    Practices...........................  Portfolio Transactions and Brokerage
     Item 18.     Capital Stock and Other Securities....  General Information
     Item 19.     Purchase, Redemption and Pricing of
                    Securities Being Offered............  Purchase of Shares; Redemption of
                                                          Shares; Determination of Net Asset
                                                            Value; Shareholder Services; General
                                                            Information
     Item 20.     Tax Status............................  Dividends and Distributions; Taxes
     Item 21.     Underwriter...........................  Purchase of Shares
     Item 22.     Calculation of Performance Data.......  Performance Data
     Item 23.     Financial Statements..................  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

APRIL 29, 1997


                    MERRILL LYNCH AMERICAS INCOME FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


    Merrill Lynch Americas Income Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks a high level of current income, consistent with prudent investment risk, by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters). The Fund may at times utilize certain investment techniques, including options and futures, to increase investment return or to hedge all or a portion of its portfolio against interest rate, market and currency risks. In addition, the Fund is authorized to borrow funds and to utilize leverage in amounts not to exceed 33 1/3% of its total assets. There can be no assurance that the Fund's investment objective will be achieved. Investment in securities of foreign issuers involves certain special considerations and risk factors. See "Investment Objective and Policies -- Special Considerations and Risk
Factors -- Foreign Investments." For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 10.

                            ------------------------


    Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994 in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. See "Merrill Lynch Select Pricing(SM) System" on page 4.



    Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800] and other securities dealers that have entered into selected dealers agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc., the Fund's transfer agent (the "Transfer Agent"), are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                            ------------------------


    This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated April 29, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                      CLASS A(a)                 CLASS B(b)                     CLASS C          CLASS D
                                     ------------   -------------------------------------  ------------------    --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on
    Purchases (as a percentage of
    offering price)................      4.00%(c)                   None                          None             4.00%(c)
  Sales Charge Imposed on Dividend
    Reinvestments..................       None                      None                          None              None
  Deferred Sales Charge (as a
    percentage of original purchase
    price or redemption proceeds,
    whichever is lower)............       None(d)        4.0% during the first year,          1.0% for one          None(d)
                                                          decreasing 1.0% annually              year(f)
                                                          thereafter to 0.0% after
                                                             the fourth year(e)
  Exchange Fee.....................       None                      None                          None              None
ANNUAL FUND OPERATING EXPENSES (AS
  A PERCENTAGE OF AVERAGE NET
  ASSETS):
  Investment Advisory Fees(g)......      0.63%                      0.63%                        0.63%             0.63%
  12b-1 Fees(h):
    Account Maintenance Fees.......       None                      0.25%                        0.25%             0.25%
    Distribution Fees..............       None                      0.50%                        0.55%              None
                                                     (Class B shares convert to Class D
                                                         shares automatically after
                                                      approximately ten years and cease
                                                     being subject to distribution fees)
  Other Expenses:
    Custodial Fees.................      0.04%                      0.04%                        0.04%             0.04%
    Shareholder Servicing
      Costs(i).....................      0.16%                      0.19%                        0.21%             0.17%
    Other..........................      0.49%                      0.49%                        0.49%             0.49%
                                        ------                       ---                          ---               ----
        Total Other Expenses.......      0.69%                      0.72%                        0.74%             0.70%
                                        ------                       ---                          ---               ----
  Total Fund Operating Expenses....      1.32%                      2.10%                        2.17%             1.58%
                                        ======                       ===                          ===               ====


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" on page 30 and "Shareholder Services -- Fee-Based Programs" on page 42.


(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" on page 33.


(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" on page 30.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" on page 42.


(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" on page 42.


(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" on page 42.


(g) See "Management of the Fund -- Advisory and Management Arrangements" on page 26.


(h) See "Purchase of Shares -- Distribution Plans" on page 36.


(i)  See "Management of the Fund -- Transfer Agency Services" on page 27.

EXAMPLE:


                                                                        CUMULATIVE EXPENSES PAID
                                                                           FOR THE PERIOD OF:
                                                                ----------------------------------------
                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
An investor would pay the following expenses on a $1,000
  investment including the maximum $40 initial sales charge
  (Class A and Class D shares only) and assuming (1) the
  Total Fund Operating Expenses for each class set forth on
  page 2, (2) a 5% annual return throughout the periods and
  (3) redemption at the end of the period (including any
  applicable CDSC for Class B and Class C shares):
     Class A.................................................    $ 53       $80       $ 109       $193
     Class B.................................................    $ 61       $86       $ 113       $243
     Class C.................................................    $ 32       $68       $ 116       $250
     Class D.................................................    $ 55       $88       $ 123       $220
An investor would pay the following expenses on the same
  $1,000 investment assuming no redemption at the end of the period:
     Class A.................................................    $ 53       $80       $ 109       $193
     Class B.................................................    $ 21       $66       $ 113       $243
     Class C.................................................    $ 22       $68       $ 116       $250
     Class D.................................................    $ 55       $88       $ 123       $220



     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share, subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser") or its affiliate, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."



     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs and distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."



     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.



     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is the most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."



-----------------------------------------------------------------------------------------------------
                                                 ACCOUNT
                                               MAINTENANCE  DISTRIBUTION          CONVERSION
   CLASS             SALES CHARGE(1)               FEE          FEE                FEATURE
-----------------------------------------------------------------------------------------------------

     A            Maximum 4.00% initial             No           No                   No
                   sales charge(2)(3)
-----------------------------------------------------------------------------------------------------
     B      CDSC for a period of four years,      0.25%        0.50%         B shares convert to
              at a rate of 4.0% during the                                  D shares automatically
               first year, decreasing 1.0%                                   after approximately
                   annually to 0.0%(4)                                           ten years(5)
-----------------------------------------------------------------------------------------------------
     C          1.0% CDSC for one year(6)         0.25%        0.55%                  No
-----------------------------------------------------------------------------------------------------
     D            Maximum 4.00% initial           0.25%          No                   No
                     sales charge(3)
-----------------------------------------------------------------------------------------------------


---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."


(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.


(4) The CDSC may be modified in connection with certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(6) The CDSC may be waived in connection with certain fee-based programs.



Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML&Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML&Co.) and to their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 4.00% is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.50% of the Fund's average net assets attributable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. The CDSC may be modified in connection with certain fee-based programs. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once each month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans, are modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."



Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.55% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.



Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 4.00% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."

     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances.


     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Class A, Class B, Class C and Class D share holdings will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.


     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forego the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended December 31, 1996, are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.



     The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.


                                         CLASS A                                            CLASS B
                            ---------------------------------  ------------------------------------------------------------------
                              FOR THE YEAR     FOR THE PERIOD                                                      FOR THE PERIOD
                                  ENDED           OCT. 21,                     FOR THE YEAR ENDED                     AUG. 27,
                                DEC. 31,          1994+ TO                          DEC. 31,                          1993+ TO
                            -----------------     DEC. 31,     --------------------------------------------------     DEC. 31,
                            1996++      1995        1994           1996++             1995              1994            1993
                            -------    ------  --------------  --------------    --------------    --------------  --------------

Increase (Decrease) in
  Net Asset Value:
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period....   $  9.70    $ 8.51      $ 9.08         $      9.65       $      8.48       $     10.84     $  10.00
                            -------    ------      ------            --------          --------          --------      -------
Investment
  income -- net..........       .97       .94         .17                 .88               .88               .75          .24
Realized and unrealized
  gain (loss) on
  investments and foreign
  currency
  transactions -- net....      2.14      1.19        (.57)               2.15              1.17             (2.36)         .88
                            -------    ------      ------            --------          --------          --------      -------
Total from investment
  operations.............      3.11      2.13        (.40)               3.03              2.05             (1.61)        1.12
                            -------    ------      ------            --------          --------          --------      -------
Less dividends and
  distributions:
  Investment
    income -- net........     (1.00)     (.94)       (.14)               (.93)             (.88)             (.64)        (.24)
  In excess of investment
    income -- net........      (.13)       --          --                (.12)               --                --           --
  Realized gain on
    investments -- net...      (.32)       --        (.03)               (.32)               --              (.11)        (.04)
                            -------    ------      ------            --------          --------          --------      -------
Total dividends and
  distributions..........     (1.45)     (.94)       (.17)              (1.37)             (.88)             (.75)        (.28)
                            -------    ------      ------            --------          --------          --------      -------
Net asset value, end of
  period.................   $ 11.36    $ 9.70      $ 8.51         $     11.31       $      9.65       $      8.48     $  10.84
                            =======    ======      ======            ========          ========          ========      =======
TOTAL INVESTMENT
RETURN:**
Based on net asset value
per share................     33.64%    27.27%      (4.45)%#            32.75%            26.10%           (15.08)%       11.30%#
                            =======    ======      ======            ========          ========          ========      =======
RATIOS TO AVERAGE NET
  ASSETS:
Expenses, excluding
  interest expense and
  net of reimbursement...      1.05%     1.20%       1.22%*              1.83%             1.97%             1.79%        1.03%*
                            =======    ======      ======            ========          ========          ========      =======
Expenses, excluding
  interest expense.......      1.05%     1.20%       1.22%*              1.83%             1.97%             2.00%        2.45%*
                            =======    ======      ======            ========          ========          ========      =======
Expenses.................      1.32%     1.36%       1.91%*              2.10%             2.13%             2.70%        2.53%*
                            =======    ======      ======            ========          ========          ========      =======
Investment
  income -- net..........      8.97%    11.25%       8.63%*              8.36%            10.40%             8.14%        6.76%*
                            =======    ======      ======            ========          ========          ========      =======
SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands).........   $28,136    $1,165      $  253         $   160,204       $   103,465       $   101,933     $ 98,848
                            =======    ======      ======            ========          ========          ========      =======
Portfolio turnover.......    420.35%   127.17%     353.33%             420.35%           127.17%           353.33%       75.18%
                            =======    ======      ======            ========          ========          ========      =======


---------------

 * Annualized.

** Total investment returns exclude the effect of sales loads.

 + Commencement of operations.

++ Based on average shares outstanding during the period.


 # Aggregate total investment return.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

                                         CLASS C                                            CLASS D
                            ---------------------------------  ------------------------------------------------------------------
                              FOR THE YEAR     FOR THE PERIOD                                                      FOR THE PERIOD
                                  ENDED           OCT. 21,                     FOR THE YEAR ENDED                     AUG. 27,
                                DEC. 31,          1994+ TO                          DEC. 31,                          1993+ TO
                            -----------------     DEC. 31,     --------------------------------------------------     DEC. 31,
                            1996++      1995        1994           1996++             1995              1994            1993
                            -------    ------  --------------     -------           -------           -------      --------------

Increase (Decrease) in
  Net Asset Value:
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period....   $  9.65    $ 8.47      $ 9.08         $      9.65       $      8.48       $     10.84     $  10.00
                            -------    ------      ------            --------          --------          --------      -------
Investment
  income -- net..........       .87       .87         .15                 .95               .92               .80          .26
Realized and unrealized
  gain (loss) on
  investments and foreign
  currency
  transactions -- net....      2.15      1.18        (.61)               2.13              1.17             (2.36)         .88
                            -------    ------      ------            --------          --------          --------      -------
Total from investment
  operations.............      3.02      2.05        (.46)               3.08              2.09             (1.56)        1.14
                            -------    ------      ------            --------          --------          --------      -------
Less dividends and
  distributions:
  Investment
    income -- net........      (.92)     (.87)       (.13)               (.97)             (.92)             (.68)        (.26)
  In excess of investment
    income -- net........      (.12)       --          --                (.13)               --                --           --
  Realized gain on
    investments -- net...      (.32)       --        (.02)               (.32)               --              (.12)        (.04)
                            -------    ------      ------            --------          --------          --------      -------
Total dividends and
  distributions..........     (1.36)     (.87)       (.15)              (1.42)             (.92)             (.80)        (.30)
                            -------    ------      ------            --------          --------          --------      -------
Net asset value, end of
  period.................   $ 11.31    $ 9.65      $ 8.47         $     11.31       $      9.65       $      8.48     $  10.84
                            =======    ======      ======            ========          ========          ========      =======
TOTAL INVESTMENT
  RETURN:**
  Based on net asset
  value per share........     32.66%    26.18%      (5.06)%#            33.44%            26.75%           (14.65)%       11.49%#
                            =======    ======      ======            ========          ========          ========      =======
RATIOS TO AVERAGE NET
  ASSETS:
Expenses, excluding
  interest expense and
  net of reimbursement...      1.90%     2.05%       2.24%*              1.31%             1.44%             1.28%         .50%*
                            =======    ======      ======            ========          ========          ========      =======
Expenses, excluding
  interest expense.......      1.90%     2.05%       2.24%*              1.31%             1.44%             1.48%        1.93%*
                            =======    ======      ======            ========          ========          ========      =======
Expenses.................      2.17%     2.19%       3.05%*              1.58%             1.60%             2.17%        2.03%*
                            =======    ======      ======            ========          ========          ========      =======
Investment
  income -- net..........      8.17%    10.23%       8.87%*              8.92%            10.85%             8.65%        7.14%*
                            =======    ======      ======            ========          ========          ========      =======
SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands).........   $11,436    $1,396      $   75         $    18,402       $    14,169       $    14,938     $ 15,076
                            =======    ======      ======            ========          ========          ========      =======
Portfolio turnover.......    420.35%   127.17%     353.33%             420.35%           127.17%           353.33%       75.18%
                            =======    ======      ======            ========          ========          ========      =======


---------------

 * Annualized.

** Total investment returns exclude the effect of sales loads.

 + Commencement of operations.

++ Based on average shares outstanding during the period.


 # Aggregate total investment return.

     As discussed elsewhere herein, the Fund is authorized to borrow funds and to utilize leverage in amounts not to exceed 33 1/3% of its total assets (including the amount borrowed) and to borrow up to an additional 5% of its total assets for temporary purposes. The Fund will only borrow when the Investment Adviser believes that such borrowing will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The following chart provides certain information for the periods indicated with respect to such borrowings (including bank loans):


                                                                           AVERAGE NUMBER
                                  AMOUNT OF DEBT    AVERAGE AMOUNT OF      OF FUND SHARES      AVERAGE AMOUNT OF
                                  OUTSTANDING AT    DEBT OUTSTANDING     OUTSTANDING DURING     DEBT PER SHARE
            PERIOD                END OF PERIOD     DURING THE PERIOD        THE PERIOD        DURING THE PERIOD
-------------------------------   --------------    -----------------    ------------------    -----------------
August 27, 1993,* to December
  31, 1993.....................    $ 21,546,000        $18,977,362            10,512,049             $1.81
For the Fiscal Year Ended
  December 31, 1994............    $ 17,058,000        $17,315,402            14,565,482             $1.19
For the Fiscal Year Ended
  December 31, 1995............    $ 10,265,476        $ 2,639,633            13,142,615             $0.20
For the Fiscal Year Ended
  December 31, 1996............    $ 22,350,300        $ 8,277,000            17,243,450             $0.48


---------------
* Commencement of Operations.

                       INVESTMENT OBJECTIVE AND POLICIES


     The Fund is a non-diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk, by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters). The foregoing is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). There can be no assurance that the Fund's investment objective will be achieved.


     MLAM, the Fund's investment adviser, will actively manage the Fund's assets in response to market, political and general economic conditions in the Western Hemisphere and elsewhere, and will seek to adjust the Fund's investments based on its perception of which investments would best enable the Fund to achieve its investment objective. In its analysis, the Investment Adviser will consider various factors, including its views regarding interest and currency exchange rate changes and credit risks. Such professional investment management may be attractive to investors, particularly individuals, who lack the time, information, capability or inclination to effect such an investment strategy directly.

     The securities in which the Fund may invest include debt obligations issued or guaranteed by the governments of countries located in the Western Hemisphere, political subdivisions thereof (including states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), or issued or guaranteed by international organizations (such as the Inter-Americas Development Bank) designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities"), or issued by corporations or financial institutions. Securities issued by supranational entities may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Securities of corporations and financial institutions in which the Fund may invest include corporate and commercial obligations, such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates. The Fund also is authorized to invest up to 20% of its total assets in debt securities denominated in currencies of countries located outside of the Western Hemisphere.



     Indexed notes and commercial paper typically provide that the principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding depending on the terms of the specific security. In selecting the two currencies, the Investment Adviser will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rate between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive rate of return. The Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations. Such obligations may be deemed liquid investments if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share; otherwise, they will be deemed illiquid investments subject to the restrictions discussed further below under "Investment Restrictions."



     The Fund may invest in securities denominated in or indexed to the currency of one country although issued by a governmental entity, corporation or financial institution of another such country. For example, the Fund may invest in a Mexican peso/denominated obligation issued by a U.S. corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.


     The Fund may invest in securities whose potential investment return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns principal based on the change in an index of interest rates or of the value of a precious or industrial metal. Interest and principal payable on a security may also be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

     Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.


     The Fund also may invest in participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables. These investments are described more fully below under "Investments in Mortgage-Backed and Asset-Backed Securities." Because of liquidity and valuation concerns relating to investments in certain derivative mortgage-backed securities, investments in such securities will be restricted as discussed below under "Investments in Mortgage-Backed and Asset-Backed Securities -- Derivative Mortgage-Backed Securities."



     The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Investments in debt securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations such as Standard & Poor's Ratings Services ("S&P") and Moody's Investors Services, Inc. ("Moody's") or in unrated securities of comparable quality involve special risks which are described more fully below under "Special Considerations and Risk Factors -- High Yield Securities."


     Except for time deposits, certificates of deposit, and pass-through and other asset-backed securities, the Fund currently does not intend to invest more than 10% of its assets in the securities of issuers that are domiciled in any one country in the Western Hemisphere other than the United States, Canada, Mexico, Argentina, Chile, Brazil and Venezuela. In addition, the Fund may not maintain more than a 10% net exposure to any currency other than the currency of any such country. The Fund expects to maintain normally at least 25% of its assets in securities denominated in the U.S. dollar.

     Under normal circumstances, the Fund will invest at least 25% of its total assets in debt instruments issued by Western Hemisphere companies engaged in the financial services industry, including banks, thrift institutions, insurance companies, securities firms and holding companies of any of the foregoing. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and other obligations issued by such entities, as well as repurchase agreements entered into with such entities. For temporary defensive purposes, however, the Fund may reduce its investments in the financial services industry to less than 25% of its total assets. The Fund's policy as to concentrating its investments in the financial services industry is fundamental and may not be changed without the approval of a majority of the Fund's voting securities.

     The Fund's policy of concentrating its investments in the financial services industry will cause the Fund to have greater exposure to certain risks associated with the financial services industry. In particular, economic or regulatory developments in or related to the financial services industry will affect the value of an investment in the Fund's shares. For example, sustained increases in interest rates may adversely affect the availability and cost of funds for a bank's lending activities; deterioration in general economic conditions may increase a bank's exposure to credit losses. Banks are also subject to the effects of the concentration of loan portfolios in particular businesses that may be adversely affected by economic conditions, such as real estate, energy, agriculture or high technology-related companies. Also, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. Insurance companies may be adversely affected by losses sustained by insured clients due to catastrophic or other events. Securities firms are subject to risks associated with underwriting activities and to fluctuations in the values of their investments that may in turn affect their ability to comply with regulations governing capital requirements. Insurance companies and securities firms may also be affected by a deterioration in general economic conditions. In addition, the financial services industry is subject to national and local regulation and competition among different types of financial institutions.


     The Fund may at times utilize certain other investment techniques to increase investment return or to hedge all or a portion of its portfolio, including options and futures, although suitable hedging instruments may not be available on a timely basis and on acceptable terms with respect to specific securities and currencies in which the Fund may invest. See "Other Investment Practices -- Portfolio Strategies Involving Interest Rate Transactions, Options, Futures and Currency Transactions." In addition, the Fund is authorized to borrow funds and utilize leverage (including by effecting reverse repurchase agreements and dollar rolls) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and to borrow up to an additional 5% of its total assets for temporary purposes. See "Other Investment Practices -- Leverage and Borrowing."


SPECIAL CONSIDERATIONS AND RISK FACTORS

     Foreign Investments. Investment in securities of foreign issuers generally involves risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments and the possible imposition of exchange controls or other foreign or U.S. Governmental laws or restrictions applicable to such investments. These risks are often heightened for investments in smaller capital markets and Latin American countries. The Fund is designed for long-term investors and should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment program.


     Since the Fund is authorized to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates relative to the U.S. dollar will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will also affect the Fund's yield on assets denominated in currencies other than the U.S. dollar. The Fund may invest in securities of foreign issuers that are U.S. dollar-linked or hedged or are denominated in currencies other than the U.S. dollar. Settlement of such securities will be in currencies other than U.S. dollars. When the Fund acquires currencies other than the U.S. dollar, as a result of changes in foreign law or financial developments, the Fund may be unable to convert such other currency into U.S. dollars or other freely tradeable currencies.


     As noted above, the Fund intends to invest in debt securities denominated in the currencies of certain Latin American countries (i.e., Mexico, Argentina, Chile, Brazil and Venezuela). Certain of these Latin American countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations ("sovereign debt") issued or guaranteed by Latin American governmental entities involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. As a result, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. The sovereign debt instruments in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities (as defined below) and are subject to many of the same risks as such securities. Similarly, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities. The Fund will not invest more than 15% of its total assets in sovereign debt which is in default.

     With respect to certain foreign countries, there is the possibility of economic, political or social instability or diplomatic developments which could affect investment in those countries. For example, certain countries in which the Fund can invest experienced difficulties in the past decade, including high rates of inflation, interest, underemployment, low or negative rates of growth, civil unrest and unstable currencies. The Fund cannot predict the potential impact of such events on the economies of the countries in which it may invest. Past problems have affected the ability of certain countries to service their sovereign debt.

     There may be less publicly available information about a foreign financial instrument than about a U.S. instrument, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. entities are subject. In addition, certain foreign investments may be subject to foreign withholding taxes.


     Foreign financial markets, while generally growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.



     Brady Bonds. The Fund may invest in Brady Bonds. Brady Bonds are debt obligations which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced in 1989 by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Mexico, Venezuela, Argentina, Uruguay, Costa Rica, Nigeria, the Philippines, Brazil, Peru, Ecuador, Panama, Poland and Bulgaria. To date, Brady Bonds aggregating approximately $150 billion have been issued, based on current estimates, with the largest proportion of Brady Bonds having been issued by Mexico, Argentina and Venezuela. The Fund anticipates that it will invest in bank loans (through participations or assignments) that may be restructured as Brady Bond obligations.


     Brady Bonds have been issued relatively recently and, accordingly, do not have a long payment history. They may be collateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.


     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Brady Bonds issued to date by Costa Rica, Nigeria, the Philippines, Brazil, Peru, Ecuador, Panama, Poland, Bulgaria, Venezuela and Argentina have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.


     High Yield Securities. The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations such as S&P and Moody's and unrated securities of comparable quality (referred to herein as "high yield/high risk securities") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities and generally involve a greater volatility of price than securities in higher rating categories. These securities are commonly referred to as "junk" bonds. In purchasing such securities, the Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund is not authorized to purchase debt securities that are in default, except for sovereign debt (discussed above) in which the Fund may invest no more than 15% of its total assets while such sovereign debt securities are in default.

     The market values of high yield/high risk securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield/high risk securities because there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.


     The table below shows the market value, by S&P or Moody's rating category, of all bonds held by the Fund at December 31, 1996:



                                                                     PERCENT OF
                                     RATING*                         NET ASSETS
                -------------------------------------------------   ------------
                AAA..............................................       16.01
                BB+..............................................        6.86
                BB...............................................       32.38
                BB-..............................................        3.99
                Ba2..............................................       22.72
                B3...............................................        1.30
                Not Rated**......................................       33.53
                                                                       ------
                                                                       116.79
                                                                       ======


---------------

 * For a description of these ratings, see Appendix B to this Prospectus.



** Bonds that are not rated by S&P or Moody's. Such bonds may be rated by nationally recognized statistical rating organizations other than S&P or Moody's or may not be rated by any such organization. With respect to the percentage of the Fund's assets invested in unrated securities, the Fund's Investment Adviser believes that the following percentages of assets are of comparable quality to obligations with the specified S&P rating: 5.56% -- BB; 5.22% -- BB-; 10.77% -- B+; and 11.98% -- B. This determination is based on the Investment Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P if it were to rate the securities.

     Leverage. The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow up to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions and share redemptions. The Fund may engage in reverse repurchase agreements and dollar rolls as discussed below, and if certain conditions are not met, such transactions will be considered borrowings subject to the restrictions discussed in this paragraph. The utilization of leverage by the Fund involves certain risks described below. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. See "Other Investment Practices -- Leverage and Borrowing" below.

     Interest Rate Fluctuations. The value of the Fund's investments (and hence its net asset value) will be affected by changes in the general level of interest rates. When interest rates decline, the value of a debt security can be expected to rise. Conversely, when interest rates rise, the value of a debt security can be expected to decline. However, not all of the Fund's investments in debt securities may respond to interest rate fluctuations in this manner.

     Non-Diversified Status. The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of the value of its assets in the obligations of a single issuer. The Fund's investments will be limited, however, in order to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code") applicable to the Fund. To qualify, the Fund must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. Government securities) are not exempt from the diversification requirements of the Code. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence or to changes in an issuer's financial condition or in the market's assessment of the issuers.

INVESTMENTS IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Mortgage-Backed and Asset-Backed Securities. Subject to the investment limitations described above, the Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that directly or indirectly represent an interest in, or are backed by and payable from, mortgage loans secured by real property. Asset-backed securities generally consist of structures similar to mortgage-backed securities, except that the underlying asset pools are comprised of other types of financial assets such as credit card, automobile or other types of receivables and commercial loans. Mortgage-backed and asset-backed securities are issued in structured financings wherein the sponsor securitizes the underlying mortgage loans or financial assets in order to liquify the underlying assets or to achieve certain other financial goals. The special considerations and risks inherent in investments in mortgage-backed and asset-backed securities are discussed more fully below.

     The mortgage-backed securities in which the Fund may invest will primarily be guaranteed by the Government National Mortgage Association ("GNMA") or issued by the Federal National Mortgage

Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Certain of the asset-backed securities in which the Fund will invest may be guaranteed by the Small Business Administration ("SBA") or issued in programs originated by the Resolution Trust Corporation ("RTC"). GNMA, FNMA, FHLMC and SBA are agencies or instrumentalities of the United States.

     Certain of the mortgage-backed and asset-backed securities in which the Fund may invest will be issued by private issuers. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, mortgage bankers, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of any of the above. Securities issued by private issuers may be subject to certain types of credit enhancements issued in respect of those securities. Such credit enhancements may include insurance policies, bank letters of credit, guarantees by third parties or protections afforded by the structure of a particular transaction (e.g., the use of reserve funds, over-collateralization or the issuance of subordinated securities as protection for more senior securities being purchased by the
Fund). In purchasing securities for the Fund, the Investment Adviser will take into account not only the creditworthiness of the issuer of the securities but also the creditworthiness of the provider of any external credit enhancement of the securities.

     The Fund may invest in pass-through mortgage-backed securities that represent ownership interests in a pool of mortgages on single-family or multi-family residences. Such securities represent interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government, one of its agencies or instrumentalities or by private guarantors. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that "pass-through" the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Fund may also invest in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

     The yield characteristics of mortgage-backed and asset-backed securities differ from traditional corporate debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may invest a portion of its assets in derivative mortgage-backed securities, such as stripped mortgage-backed securities, which are highly sensitive to changes in prepayment and interest rates. The Investment Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. This prepayment effect has been particularly pronounced during certain recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities. However, during any particular period, the predominant factors affecting prepayment rates on mortgage-backed and asset-backed securities may be different. Mortgage-backed and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     The Fund's yield will also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     Derivative Mortgage-Backed Securities. The Fund may also invest in various derivative mortgage-backed securities, which are synthetic securities designed to be highly sensitive to certain types of interest rate and principal prepayment scenarios. Derivative instruments primarily consist of some form of stripped mortgage-backed securities ("SMBS") that commonly involve different classes of securities that receive disproportionate amounts of the interest and principal distributions on a pool of mortgage assets.

     SMBSs are typically issued by the same types of issuers as are mortgage-backed securities. The structure of SMBSs, however, is different. A common variety of SMBS involves a class (the principal-only or "PO" class) that receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or "IO" class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives only interest, while the PO class receives only principal. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of these types of IOs to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. The impact of IOs on the Fund's portfolio may be offset to some degree by investments in mortgage-backed securities and inverse floaters (floating rate securities the interest rate of which is adjusted up or down inversely to changes in a specified index). As interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the fixed rate securities. Under certain interest rate scenarios, the Fund may decide to retain investments in IOs or inverse floaters yielding less than prevailing interest rates in order to avoid capital losses on the sale of such investments.

     The Fund may also combine IOs and IO-related derivative mortgage products with LIBOR-based inverse floaters (LIBOR being the London interbank offered rate). A LIBOR-based inverse floater is a floating rate security the interest rate of which is adjusted up or down inversely to changes in LIBOR; as LIBOR decreases, the interest rate paid by the inverse floater would increase, and vice versa. Depending on the amount of leverage built into the inverse floater, the yield could vary in excess of the change in LIBOR because of the leverage built into the inverse floater formula. The yield on an inverse floater varies inversely with interest rates because as LIBOR decreases, the interest payable on the inverse floater increases. The converse is true, of course, when LIBOR increases. When an inverse floater is combined with an IO or IO-type derivative product, the result is a synthetic security that tends to provide a somewhat less volatile yield over a wide range of interest rate and prepayment rate scenarios.

     New types of mortgage-backed and asset-backed securities, derivative securities and hedging instruments are developed and marketed from time to time. Consistent with its investment objective, policies and restrictions, the Fund may invest in such new types of securities and instruments that the Investment Adviser believes may assist the Fund in achieving its investment objective.


     The staff of the Commission has taken the following position with respect to investments in IOs and POs. Such position has been adopted as an investment policy of the Fund, subject to amendment as discussed further below. The staff of the Commission has taken the position that the determination of whether a particular U.S. Government-issued IO or PO that is backed by fixed-rate mortgages is liquid may be made by the Investment Adviser under guidelines and standards established by the Fund's Board of Directors. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. The Commission's staff also has taken the position that all other IOs and POs are illiquid securities which are subject to the restriction limiting the Fund's investments in illiquid securities to 15% of its total assets. This policy as to IOs and POs is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission's staff of its position.


OTHER INVESTMENT PRACTICES


     Leverage and Borrowing. The Fund is authorized to borrow money from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions and share redemptions. The Fund may engage in reverse repurchase agreements and dollar rolls as discussed below, and if certain conditions are not met, such transactions will be considered borrowings subject to the restrictions discussed in this paragraph. The Fund will only borrow when the Investment Adviser believes that such borrowing will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation.


     Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The Fund may also borrow for emergency purposes, for the payment of dividends, for share repurchases or for the clearance of transactions.


     Because few or none of its assets will consist of margin securities, the Fund does not expect to borrow on margin. The Fund may also leverage by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as discussed below). Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. The value of the securities subject to such agreements will not exceed 125% of the proceeds of the reverse repurchase agreements. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian containing cash, cash equivalents or liquid securities having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, the Fund will enter into a reverse repurchase agreement only with banks (as defined in the Investment Company Act), and such reverse repurchase agreement will be considered a borrowing solely for the purpose of the Fund's limitation on borrowing. Reverse repurchase agreements involve the risk that the market value of the securities acquired, or retained in lieu of sale, by the Fund in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.



     The Fund also may enter into "dollar rolls." A dollar roll is a transaction in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is a segregated account with cash, cash equivalents or liquid securities. Covered rolls will not be considered to be borrowings for purposes of the Fund's limitation on borrowing to the extent that they are appropriately collateralized by liquid assets of the Fund. Dollar rolls which are not so collateralized will be entered into by the Fund only with banks (as defined in the Investment Company Act) and will be considered borrowings for the purpose of the Fund's limitation on borrowing.


     The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the Fund's custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with
(i) the lender to act as a subcustodian if the lender is a bank or otherwise qualified as a custodian of investment company assets or (ii) a suitable subcustodian.

     Certain of the Fund's borrowings may be subject to certain covenants set forth in the governing credit agreements relating to asset coverage requirements and portfolio composition. The Fund does not expect that observance of such covenants would materially adversely affect the ability of the Fund to achieve its investment objective. However, a breach of any such covenant not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over a stated interest rate.

     Portfolio Strategies Involving Interest Rate Transactions, Options, Futures and Currency Transactions. The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against interest rate, market and currency risks. The Fund has authority to engage in interest rate transactions in order to hedge against interest rate movements, purchase call and put options on securities, write (i.e., sell) covered call and put options on its portfolio securities, and engage in hedging transactions in financial futures and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures.

     Although certain risks are involved in interest rate, options and futures transactions, the Investment Adviser believes that, because the Fund will (i) write only covered options on portfolio securities and (ii) engage in other transactions primarily for hedging purposes, these portfolio strategies will not subject the Fund to the risks frequently associated with the speculative use of such transactions. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when interest rate, market or currency movements occur. When the Fund engages in transactions denominated in foreign currencies, it will be subject to the risks of adverse changes in the exchange rates between such foreign currencies and the U.S. dollar, the currency used to value the Fund's assets. Reference is made to Appendix A to this Prospectus and to the Statement of Additional Information for further information concerning these strategies.


     Portfolio Transactions. In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as the Fund's broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, consistent with the Conduct Rules of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions.

     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.


     Portfolio Turnover. The Investment Adviser will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions which could result in a portfolio turnover rate which is higher than that of other investment companies; however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. For the fiscal years ended December 31, 1996 and 1995, the Fund's portfolio turnover rates were 420.35% and 127.71%, respectively. The increased portfolio turnover rate for the fiscal year ended December 31, 1996 resulted from increased sales of portfolio securities to take advantage of profit-taking opportunities. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less and options, futures and currency transactions) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate involves certain tax consequences and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. The Fund will, however, monitor its trading so as to comply with the federal income tax requirement that it derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.



     Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements may be entered into only with financial institutions which
(i) have, in the opinion of the Investment Adviser, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under such agreements, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although it may be affected by currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.

     Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.


     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.


     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.


     The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.


INVESTMENT RESTRICTIONS

     The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry (other than debt securities issued or guaranteed by a Western Hemisphere governmental entity), except that, under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the financial services industry. In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors without shareholder approval.

     As a non-fundamental policy, the Fund may not borrow money or pledge its assets, except that the Fund (a) may borrow from a bank in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may borrow up to an additional 5% of its total assets for temporary purposes and (c) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.


     As a non-fundamental policy, the Fund will not invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the foregoing, the Fund may purchase, without regard to this limitation, securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors has adopted guidelines regarding certain foreign debt securities which may be held by the Fund and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of such securities. The Board of Directors, however, has retained oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.


     As described above, the Fund has registered as a "non-diversified" investment company under the Investment Company Act, but its investments will be limited so as to qualify as a regulated investment company under the Code.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of the Fund are:


     ARTHUR ZEIKEL* -- President of the Investment Adviser and its affiliate, FAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML&Co.; and Director of the Distributor.


     DONALD CECIL -- Special Limited Partner of Cumberland Partners (an investment partnership).

     EDWARD H. MEYER -- Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

     CHARLES C. REILLY -- Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

     RICHARD R. WEST -- Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

     EDWARD D. ZINBARG -- Former Executive Vice President of The Prudential Insurance Company of America.
---------------
* Interested person, as defined in the Investment Company Act, of the Fund.

ADVISORY AND MANAGEMENT ARRANGEMENTS


     MLAM acts as the investment adviser of the Fund and provides the Fund with management and investment advisory services. MLAM is a limited partnership of which ML&Co. is the sole limited partner and Princeton Services is the sole general partner. ML&Co. is a financial services holding company and the parent of Merrill Lynch. ML&Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. The Investment Adviser or its affiliate, FAM, acts as the investment adviser to more than 130 registered investment companies and offers portfolio management and portfolio analysis services to individuals and institutions. As of March 31, 1997, the Investment Adviser and FAM had a total of approximately $247.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser.


     The investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.


     The Investment Adviser provides the portfolio manager for the Fund who considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary decisions and places transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.



     The Fund pays the Investment Adviser a monthly fee at the annual rate of 0.60% of the average daily net assets of the Fund, plus the principal amount of borrowings incurred by the Fund for leverage purposes. For the fiscal year ended December 31, 1996, the Fund paid the Investment Adviser a fee at the effective rate of 0.63% of average daily net assets. For the fiscal year ended December 31, 1996, the fee paid by the Fund to the Investment Adviser was $1,139,364 (based upon average net assets of approximately $181.4 million).



     The Investment Adviser has also entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), a wholly-owned, indirect subsidiary of ML&Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee computed at a rate to be determined from time to time between the Investment Adviser and MLAM U.K. for providing investment advisory services to the Investment Adviser with respect to the Fund. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     The Fund also pays certain other expenses incurred in its operations, including, among other things, legal and audit fees, unaffiliated Directors' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services on a semi-annual basis. For the fiscal year ended December 31, 1996, the Fund reimbursed the Investment Adviser $57,697 for accounting services. For the fiscal year ended December 31, 1996, the ratio of total expenses to average net assets for Class A, Class B, Class C and Class D shares was 1.32%, 2.10%, 2.17% and 1.58%, respectively.



     Paolo H. Valle, Vice President of the Fund, is the Fund's Portfolio Manager. Mr. Valle has been a Vice President and Senior Portfolio Manager of the Investment Adviser since 1992; prior thereto, he was Vice President and Manager, Emerging Markets Trading, PNC Bank. Mr. Valle has been primarily responsible for the day-to-day management of the Fund's investment portfolio since it commenced operations.


CODE OF ETHICS


     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.


     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     The Transfer Agent, which is a wholly-owned subsidiary of ML&Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. The term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing a beneficial interest of a person in the relevant share class or a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML&Co. For the fiscal year ended December 31, 1996, the Fund paid the Transfer Agent $332,290 pursuant to the Transfer Agency Agreement.


                               PURCHASE OF SHARES


     The Distributor, an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1.



     The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 4.

     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege."


     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.


-----------------------------------------------------------------------------------------------------
                                                  ACCOUNT
                                                MAINTENANCE  DISTRIBUTION          CONVERSION
   CLASS             SALES CHARGE(1)                FEE           FEE               FEATURE
-----------------------------------------------------------------------------------------------------

     A            Maximum 4.00% initial             No            No                   No
                   sales charge(2)(3)
-----------------------------------------------------------------------------------------------------
     B      CDSC for a period of four years,       0.25%         0.50%        B shares convert to
              at a rate of 4.0% during the                                   D shares automatically
               first year, decreasing 1.0%                                    after approximately
                   annually to 0.0%(4)                                            ten years(5)
-----------------------------------------------------------------------------------------------------
     C          1.0% CDSC for one year(6)          0.25%         0.55%                 No
-----------------------------------------------------------------------------------------------------
     D            Maximum 4.00% initial            0.25%          No                   No
                     sales charge(3)
-----------------------------------------------------------------------------------------------------


---------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."


(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.


(4) The CDSC may be modified in connection with certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(6) The CDSC may be waived in connection with certain fee-based programs.


INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.


                                                                                               DISCOUNT TO
                                                                          SALES LOAD AS     SELECTED DEALERS
                                                       SALES LOAD AS       PERCENTAGE*      AS PERCENTAGE OF
                                                       PERCENTAGE OF       OF THE NET         THE OFFERING
                AMOUNT OF PURCHASE                    OFFERING PRICE     AMOUNT INVESTED          PRICE
---------------------------------------------------   ---------------    ---------------    -----------------
Less than $25,000..................................         4.00%              4.17%               3.75%
$25,000 but less than $50,000......................         3.75               3.90                3.50
$50,000 but less than $100,000.....................         3.25               3.36                3.00
$100,000 but less than $250,000....................         2.50               2.56                2.25
$250,000 but less than $1,000,000..................         1.50               1.52                1.25
$1,000,000 and over**..............................         0.00               0.00                0.00


---------------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994 and on Class A purchases in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.



     As noted above, as a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. For the fiscal year ended December 31, 1996, the Fund sold 3,188,362 Class A shares for aggregate net proceeds to the Fund of $33,640,007. The gross sales charges for the sale of Class A shares of the Fund for the year were $1,372, of which $135 and $1,237 were received by the Distributor and Merrill Lynch, respectively. During such year, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver.



     For the fiscal year ended December 31, 1996, the Fund sold 1,242,352 Class D shares for aggregate net proceeds to the Fund of $12,804,879. The gross sales charges for the sale of Class D shares for the year were $45,889, of which $3,912 and $41,977 were received by the Distributor and Merrill Lynch, respectively. During such year, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.



     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are also offered at net asset value to ML&Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by these closed-end funds in shares of the Fund and certain other MLAM-advised funds.



     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder
Services -- Fee-Based Programs."



     Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock pursuant to tender offers conducted by those funds.



     Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.



     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.


     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and Class B and Class C shares are subject to a distribution fee of 0.50% and 0.55%, respectively, of net assets, as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.



     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans."



     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder
Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.


     Contingent Deferred Sales Charges -- Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:

                                                                                   CLASS B CDSC
                                                                                AS A PERCENTAGE OF
                                                                                  DOLLAR AMOUNT
                      YEAR SINCE PURCHASE PAYMENT MADE                          SUBJECT TO CHARGE
-----------------------------------------------------------------------------   ------------------
0-1..........................................................................          4.00%
1-2..........................................................................          3.00%
2-3..........................................................................          2.00%
3-4..........................................................................          1.00%
4 and thereafter.............................................................          0.00%

     Class B shares purchased prior to October 21, 1994, and redeemed within three years of purchase are subject to a CDSC at the rates set forth below:


                                                                                   CLASS B CDSC
                                                                                AS A PERCENTAGE OF
                                                                                  DOLLAR AMOUNT
                      YEAR SINCE PURCHASE PAYMENT MADE                          SUBJECT TO CHARGE
-----------------------------------------------------------------------------   ------------------
0-1..........................................................................          3.00%
1-2..........................................................................          2.00%
2-3..........................................................................          1.00%
3 and thereafter.............................................................          0.00%



For the fiscal year ended December 31, 1996, the Distributor received CDSCs of $405,525 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.



     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.



     To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).


     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. Effective on or about May 12, 1997, the Class B CDSC also will be waived for any Class B shares purchased within eligible Employee Access(SM) Accounts. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."



     Contingent Deferred Sales Charges -- Class C Shares. Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs." For the fiscal year ended December 31, 1996, the Distributor received CDSCs of $4,459 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25 % of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.


     The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs."


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.50%, with respect to Class B shares, and 0.55% with respect to Class C shares, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the fiscal year ended December 31, 1996, the Fund paid the Distributor $1,048,581 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $139.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended December 31, 1996, the Fund paid the Distributor $59,213 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $7.4 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended December 31, 1996, the Fund paid the Distributor $41,769 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $16.7 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.



     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a fully allocated accrual basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of account maintenance fees, distribution fees, CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of account maintenance fees, distribution fees and CDSCs and expenses consist of financial consultant compensation.



     As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch with respect to Class B shares for the period since August 27, 1993 (commencement of operations) exceeded fully allocated accrual revenues by approximately $1,431,000 (0.89% of Class B net assets at that date). As of December 31, 1996, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $1,612,180 (1.01% of Class B net assets at that date). As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch with respect to Class C shares for the period since October 21, 1994 (commencement of operations) exceeded fully allocated accrual revenues by approximately $16,000 (0.14% of Class C net assets at that date). As of December 31, 1996, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $42,286 (0.37% of Class C net assets at that date).


     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C
Shares -- Conversion of Class B Shares to Class D Shares."


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

     A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The redemption request requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branches and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.


     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE


     The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE, on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.



     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.



     Redemption payments will be made within seven days of the proper tender of certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES


     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.


INVESTMENT ACCOUNT



     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. These statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


EXCHANGE PRIVILEGE



     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.



     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.



     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.



     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.



     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.



     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.



     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the

Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.



     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.



AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS



     All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined after the close of business on the NYSE on the monthly payment date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.



SYSTEMATIC WITHDRAWAL PLANS



     A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions.



AUTOMATIC INVESTMENT PLANS



     Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) account or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.



FEE-BASED PROGRAMS



     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions, (each referred to in this paragraph as a "Program") may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund.

In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND or (800) 637-3863.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.


     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.



     The Fund may also quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the

CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.


     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


     On occasion, the Fund may compare its performance to the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.


                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of the net asset value. Expenses of the Fund, including the investment advisory fees, account maintenance fees and/or distribution fees, as applicable, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to settlement date of a redemption order.


     All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually. Capital gains distributions will be reinvested automatically in shares unless the shareholder elects to receive such distributions in cash.


     The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information -- Determination of Net Asset Value."



     Gains or losses attributable to certain foreign currency transactions may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions, and (b) all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, rather than as ordinary income dividends, thereby reducing each shareholder's tax basis in the Fund shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). See "Additional Information -- Taxes."


TAXES


     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset).

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on each day during which the NYSE is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the advisory fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Investment Adviser, to provide certain securities prices for the Fund. During the fiscal year ended December 31, 1996, the Fund paid MLSPS $10.00 for such service. The per share net asset value of Class A shares will generally be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the per share net asset value of Class B shares generally will be higher than the per share net asset value of Class C shares, reflecting the daily expense accruals of the higher distribution fees applicable with respect to Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.



     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities that are traded in both the OTC market and on a stock exchange will be valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.


ORGANIZATION OF THE FUND


     The Fund was incorporated under Maryland law on June 10, 1993. As of the date of this Prospectus, it has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance fee associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. See "Purchase of Shares." The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of common stock at a future date.



     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of shareholders of the Fund as required by Maryland corporate law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of common stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, the Class B, Class C and Class D shares bear certain additional expenses.


SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                       Merrill Lynch Financial Data Services, Inc.
                       P.O. Box 45289
                       Jacksonville, FL 32232-5289

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

    MERRILL LYNCH AMERICAS INCOME FUND, INC. -- AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)

   [ ] Class A shares [ ] Class B shares [ ] Class C shares [ ] Class D shares of Merrill Lynch Americas Income Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:

      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

   1. ................................   4. ................................

   2. ................................   5. ................................

   3. ................................   6. ................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                         First Name              Initial              Last Name

Address.............................................

 ....................................................
                                 (Zip Code)

Occupation ..........................................  Name and Address of Employer.................................................

Date ................................................  .............................................................................

                                                       .............................................................................

 .....................................................  .............................................................................

                 Signature of Owner                                           Signature of Co-Owner (if any)


(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS


                        Ordinary Income Dividends                              Long-Term Capital Gains
                        ---------------------------------                      ---------------------------------
                        SELECT       [ ]     Reinvest                          SELECT       [ ]     Reinvest
                        ONE:         [ ]     Cash                              ONE:         [ ]     Cash
                        ---------------------------------                      ---------------------------------


If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   [ ] Check
or   [ ] Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Americas Income Fund, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (check one): [ ] checking [ ] savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ..................................... Account Number ...............

Bank Address....................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor..........................................................

Signature of Depositor ................................... Date ................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

                  MERRILL LYNCH AMERICAS INCOME FUND, INC. --
                   AUTHORIZATION FORM (PART 1) -- (CONTINUED)
--------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

                             [                    ]

            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information -- Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

                                                                                                      ......................,
                                                                                                             19 . . . .
Dear Sir/Madam:                                                                                   Date of initial purchase

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Americas Income Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

 [ ] $25,000     [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Americas Income Fund, Inc. Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Americas Income Fund, Inc. held as security.


By...............................................................  ...............................................................
Signature of Owner                                                 Signature of Co-Owner
                                                                   (If registered in joint names, both must sign)


   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................          (2) Name....................................................
Account Number .............................................          Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

                         Branch Office, Address, Stamp

[                                                                              ]

This form when completed should be mailed to:

    Merrill Lynch Americas Income Fund, Inc.
    c/o Merrill Lynch Financial Data Services, Inc.
    P.O. Box 45289
    Jacksonville, Florida 32232-5289


We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the shareholder's signature.


 ...............................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

-----------                   --------------

                                                  ..............................
-----------                   --------------
Branch Code                   F/C No.             F/C Last Name
-----------                   --------------

-----------                   --------------
Dealer's Customer Account No.

    MERRILL LYNCH AMERICAS INCOME FUND, INC. -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

(PLEASE PRINT)                                                                             ------------------------------------

Name of Owner.......................................................................
             First Name             Initial             Last Name                          ------------------------------------
                                                                                                    Social Security Number
                                                                                               or Taxpayer Identification Number
Address.............................................................................

 ....................................................................................       Account Number...........................
                                                                          (Zip Code)       (if existing account)

Name of Co-Owner (if any)...........................................................
                         First Name          Initial          Last Name

Address.............................................................................

 ....................................................................................
                                                                          (Zip Code)


--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN -- CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [ ] Class A or [ ] Class D shares in Merrill Lynch Americas Income Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [ ] Monthly on the 24th day of each month, or [ ] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ________________or as soon as possible thereafter.
              (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [ ] $________ or [ ] ____% of the current value of [ ] Class A or [ ] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [ ] check or [ ] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check

   [ ] as indicated in Item 1.
   [ ] to the order of..........................................................

Mail to (check one)
   [ ] the address indicated in Item 1.
   [ ] Name (please print)......................................................

Address.........................................................................

     ...........................................................................

Signature of Owner ........................................... Date ............

Signature of Co-Owner (if any)..................................................

(b) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [ ] checking [ ] savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number .......................... Account Number ..........................

Bank Address....................................................................

            ....................................................................

Signature of Depositor ....................................... Date ............

Signature of Depositor .........................................................

(If joint account, both must sign)


NOTE: If direct deposit is elected, your blank, unsigned check marked "VOID" or a deposit slip from your savings account should accompany this application.

                  MERRILL LYNCH AMERICAS INCOME FUND, INC. --
                   AUTHORIZATION FORM (PART 2) -- (CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

 [ ] Class A shares  [ ] Class B shares  [ ] Class C shares  [ ] Class D shares of Merrill Lynch Americas Income Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Americas Income Fund, Inc. as indicated below:

   Amount of each ACH debit $...................................................

   Account Number...............................................................
Please date and invest ACH debits on the 20th of each month

beginning ________________ or as soon thereafter as possible.
                (month)


   I agree that you are preparing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of Fund shares including liquidating shares of the Fund and crediting my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.


 .................      .......................................
     Date                      Signature of Depositor

                     .......................................
                              Signature of Depositor
                         (If joint account, both must sign)


                   AUTHORIZATION TO HONOR ACH DEBITS DRAWN BY
                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City .......... State .......... Zip Code.......................................
   As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 .................      .......................................
     Date                      Signature of Depositor

 .................      .......................................
 Bank Account                  Signature of Depositor

  Number                (If joint account, both must sign)

NOTE: If Automatic Investment Plan is elected, your blank, unsigned check marked "VOID" should accompany this application.

                                   APPENDIX A
                          VARIOUS PORTFOLIO STRATEGIES

     The Fund is authorized to engage in various portfolio hedging strategies. These strategies are described in more detail below.

     Interest Rate Transactions. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund may also invest in interest rate swaps to enhance income or to increase the Fund's yield during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Fund holds a mortgage-backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the mortgage-backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     Typically the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the two highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit the Fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders.

     Call Options on Portfolio Securities. The Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge against the price of the underlying security declining. The Fund may also purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option. The Fund will not purchase options on securities if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Put Options on Portfolio Securities. The Fund is authorized to purchase put options to hedge against a decline in the value of its securities. By buying a put option, the Fund has a right to sell the underlying security at the stated exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also has authority to write (i.e., sell) put options on the types of securities which may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, high grade liquid debt securities. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or which it intends to purchase. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions. The Fund may purchase and sell put options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is less than the exercise price of the option.

     Financial Futures and Options Thereon. The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts as a hedge against adverse changes in the market value of its portfolio securities and interest rates. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"). Transactions by the Fund in futures contracts and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."


     The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities which may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund also has the authority to purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

     The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.


     To trade futures contracts, the Fund is not required to deposit funds equal to the value of the futures contract. The Fund need only make a deposit, called an "initial margin deposit," equal to a small percentage (typically between 2% and 15%) of the value of the futures contract. As a result, a relatively small adverse move in the price of a futures contract may result in immediate and substantial losses to the Fund. For example, if at the time of purchase 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of that contract would, if the contract were then closed out, result in a total loss of the initial margin deposit before any deduction for brokerage commissions and other transaction costs. A decrease of more than 10% would result in a loss of more than the total initial margin deposit.

     To some extent, options on futures contracts are even more highly leveraged than futures contracts. For example, if an in-the-money call (put) option is sold for its intrinsic value plus a premium representing the time value of that option, a 10% rise (drop) in the value of the underlying futures contract does not create a loss equal to just 10% of the value of the option. Such a rise
(drop) creates a loss approximately equal to 10% of the value of the underlying interest, less the time value, which loss may be many times greater than the price for which the Fund sold the option. In addition, investors who sell options are required only to deposit a percentage of the value of the option at the time of sale as margin, thereby leveraging the investment even further.

     Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (this practice being referred to as a "cross-hedge").

     The Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     The Fund is also authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency, and in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency.

     In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks and dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then-market price and could result in a loss to the Fund.

     Restrictions on the Use of Futures Transactions. Regulations of the CFTC applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool" under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

     When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract or option strategy is unleveraged.

     An order has been obtained from the Commission which exempts the Fund from certain provisions of the Investment Company Act in connection with transactions involving futures contracts and options thereon.

     Restrictions on OTC Options. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

     Risk Factors in Interest Rate Transactions and Options, Futures and Currency Transactions. The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities which are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities, interest rates or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk particularly applies to the Fund's use of futures and options thereon since it will generally use such instruments as a so-called "cross-hedge," which means that the instrument that is the subject of the futures contract is different from the instrument being hedged by the contract.


     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

                                   APPENDIX B
                           RATING OF DEBT SECURITIES


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE RATINGS



Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


     Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.



     Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



     Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



     Issuers rated Not Prime do not fall within any of the Prime rating categories.


     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S") CORPORATE DEBT RATINGS



     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.


     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



  Investment Grade



     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.



     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.



     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.



  Speculative Grade



     Debt rated BB, B, CCC, CC and C is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.



     BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
---------------

Plus (+) or minus (-):     The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Provisional ratings:       The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L                          The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.

*                          Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR                         Not rated.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.


     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, Bonds rated in the top four categories (AAA, AA, A and BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS


     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:



     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.



     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



     B Issues rated B are regarded as having only a speculative capacity for timely payment.



     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



     D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



     A commercial paper rating is not a recommendation to purchase, sell or hold a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               INVESTMENT ADVISER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL


                                Brown & Wood LLP

                             One World Trade Center
                         New York, New York 10048-0557

------


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                           -------------------------

                               TABLE OF CONTENTS


                                               PAGE
                                               ----
Fee Table....................................     2
Merrill Lynch Select Pricing(SM) System......     4
Financial Highlights.........................     8
Investment Objective and Policies............    10
  Special Considerations and Risk Factors....    13
  Investments in Mortgage-Backed and Asset-
    Backed Securities........................    17
  Other Investment Practices.................    20
  Investment Restrictions....................    24
Management of the Fund.......................    25
  Board of Directors.........................    25
  Advisory and Management Arrangements.......    26
  Code of Ethics.............................    27
  Transfer Agency Services...................    27
Purchase of Shares...........................    28
  Initial Sales Charge Alternatives -- Class
    A and Class D Shares.....................    30
  Deferred Sales Charge Alternatives -- Class
    B and Class C Shares.....................    33
  Distribution Plans.........................    36
  Limitations on the Payment of Deferred
    Sales Charges............................    38
Redemption of Shares.........................    38
  Redemption.................................    38
  Repurchase.................................    39
  Reinstatement Privilege -- Class A and
    Class D Shares...........................    40
Shareholder Services.........................    40
  Investment Account.........................    40
  Exchange Privilege.........................    41
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions..............    42
  Systematic Withdrawal Plans................    42
  Automatic Investment Plans.................    42
  Fee-Based Programs.........................    42
Performance Data.............................    43
Additional Information.......................    44
  Dividends and Distributions................    44
  Taxes......................................    45
  Determination of Net Asset Value...........    47
  Organization of the Fund...................    48
  Shareholder Reports........................    48
  Shareholder Inquiries......................    49
Authorization Form...........................    51
Appendix A -- Various Portfolio Strategies...   A-1
Appendix B -- Rating of Debt Securities......   B-1
                                  Code # 16802-0497



    [MERRILL LYNCH LOGO]

    MERRILL LYNCH
    AMERICAS INCOME
    FUND, INC.

    PROSPECTUS                                                  [MLYNCH COMPASS]
    April 29, 1997
    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.
    This prospectus should be
    retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                           -------------------------


     Merrill Lynch Americas Income Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks a high level of current income, consistent with prudent investment risk, by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters). The Fund may at times utilize certain investment techniques, including options and futures, to increase investment return or to hedge all or a portion of its portfolio against interest rate, market and currency risks. In addition, the Fund is authorized to borrow funds and to utilize leverage in amounts not to exceed 33 1/3% of its total assets. There can be no assurance that the Fund's investment objective will be achieved.


     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                           -------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated April 29, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                           -------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                           -------------------------


    The date of this Statement of Additional Information is April 29, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to seek a high level of current income, consistent with prudent investment risk, by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters). The Fund also is authorized to invest up to 20% of its total assets in debt securities denominated in currencies of countries located outside of the Western Hemisphere. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.



     While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. (the "Investment Adviser" or "MLAM") will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions.


     The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.


     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Investment Adviser does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.


PORTFOLIO STRATEGIES INVOLVING INTEREST RATE TRANSACTIONS, OPTIONS AND FUTURES

     Reference is made to the discussion concerning various portfolio strategies of the Fund under the caption "Investment Objective and Policies -- Other Investment Practices -- Portfolio Strategies Involving Interest Rate Transactions, Options, Futures and Currency Transactions" in the Prospectus and to Appendix A thereto.

     The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against market, interest rate and currency movements. The Fund has authority to engage in interest rate transactions in order to hedge against interest rate movements, purchase call and put options on securities, write (i.e., sell) covered call options on its portfolio securities, and engage in hedging transactions in financial futures and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures and related options on such futures.

     Although certain risks are involved in interest rate, options and futures transactions (as discussed below), the Investment Adviser believes that, because the Fund will (i) write only covered options on portfolio securities and (ii) engage in other transactions primarily for hedging purposes, the interest rate, options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of such transactions.

     The following additional information relates to the instruments the Fund may utilize with respect to its portfolio strategies involving interest rate transactions, options and futures.


     Interest Rate Hedging Transactions. The Fund usually will enter into interest rate swap transactions on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Investment Adviser believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.


     Writing Covered Options. The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, could be offset if the underlying security were sold at a loss. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.


     Put Options on Portfolio Securities. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities with the Fund's custodian with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.



     Option Markets. The options in which the Fund invests may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, the New York Stock Exchange (the "NYSE") or the Midwest Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


     The Fund may also enter into over-the-counter ("OTC") options, which are two-party contracts with prices and terms negotiated between the buyer and seller. The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.



     Financial Futures and Options Thereon. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% and 15% of the value of the futures contract, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contracts fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "mark to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.


     The Fund has received an order from the Commission exempting it from the provisions of Section 17(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act") in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin.

     Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot (i.e., cash basis), at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund has authority to deal in forward foreign exchange among currencies of the different countries. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser. The Fund will not enter into a forward contract with a term of more than one year.


     The Fund is also authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Canadian dollar denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Canadian dollars for U.S. dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the Canadian dollar relative to the U.S. dollar will tend to be offset by an increase in the value of the put option. To offset in whole or part the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of Canadian dollars for U.S. dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the Canadian dollar to the U.S. dollar. The Investment Adviser believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.


     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     Risk Factors in Options and Futures Transactions. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio.

     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

INVESTMENT RESTRICTIONS

     In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Under the fundamental investment restrictions, the Fund may not:

          1. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry (other than debt securities issued or guaranteed by a Western Hemisphere governmental entity), except that, under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the financial services industry.

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.

          6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors without the approval of shareholders. Under the non-fundamental investment restrictions, the Fund may not:


          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.



          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.



          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.



          d. Notwithstanding fundamental investment restriction (6) above, borrow money except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes.


     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.



     The staff of the Commission has also taken the following position with respect to investments in certain forms of stripped mortgage-backed securities, namely the principal-only or PO class and the interest-only or IO class of such derivative securities. Such position has been adopted as an investment policy of the Fund, subject to amendment as discussed further below. The staff of the Commission has taken the position that the determination of whether a particular U.S. Government issued IO or PO that is backed by fixed-rate mortgages is liquid may be made by the Investment Adviser under guidelines and standards established by the Fund's Board of Directors. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. The Commission's staff also has taken the position that all other IOs and POs are illiquid securities which are subject to the restriction limiting the Fund's investments in illiquid securities to 15% of its total assets. This policy as to IOs and POs is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission's staff of its position.



     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firms or any of their affiliates participate as an underwriter or dealer.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     Information about the Directors and executive officers of the Fund including their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.


     ARTHUR ZEIKEL (64) -- President and Director (1)(2) -- President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.



     DONALD CECIL (70) -- Director (2) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     EDWARD H. MEYER (70) -- Director (2) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.



     CHARLES C. REILLY (65) -- Director (2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.



     RICHARD R. WEST (59) -- Director (2) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's, Inc. (real estate company).



     EDWARD D. ZINBARG (62) -- Director (2) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.



     TERRY K. GLENN (56) -- Executive Vice President (1)(2) -- Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     JOSEPH T. MONAGLE, JR. (48) -- Senior Vice President (1)(2) -- Senior Vice President of the Investment Adviser and FAM since 1990; Vice President of the Investment Adviser from 1978 to 1990; Senior Vice President of Princeton Services since 1993.



     ALEX V. BOUZAKIS (40) -- Vice President (1)(2) -- Vice President and Senior Portfolio Manager of the Investment Adviser and associated therewith since 1982.



     DONALD C. BURKE (36) -- Vice President (1)(2) -- Vice President and Director of Taxation of the Investment Adviser since 1990.



     PAOLO H. VALLE (39) -- Vice President (1)(2) -- Vice President and Senior Portfolio Manager of the Investment Adviser since 1992; Vice President and Manager, Emerging Markets Trading, PNC Bank prior thereto.



     GERALD M. RICHARD (47) -- Treasurer (1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Investment Adviser or its affiliate, FAM, acts as investment adviser or manager.



     At March 31, 1997, the officers and Directors of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF DIRECTORS


     The Fund pays each Director not affiliated with the Investment Adviser (each a "non-affiliated Director") a fee of $3,500 per year plus $500 per Board meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, at a rate of $500 per Committee meeting attended. The Chairman of the Committee receives an additional fee of $250 per Committee meeting attended. For the fiscal year ended December 31, 1996, fees and expenses paid to non-affiliated Directors aggregated $37,600.



     The following table sets forth for the fiscal year ended December 31, 1996, compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by the Investment Adviser and its affiliate, FAM (the "MLAM/FAM Advised Funds") to the non-affiliated Directors.



                                                                                          AGGREGATE
                                                                                         COMPENSATION
                                                                                        FROM FUND AND
                                                                                            OTHER
                                                              PENSION OR RETIREMENT    MLAM/FAM ADVISED
                                              COMPENSATION     BENEFITS ACCRUED AS      FUNDS PAID TO
             NAME OF DIRECTOR                  FROM FUND      PART OF FUND EXPENSES      DIRECTORS(1)
-------------------------------------------   ------------    ----------------------   ----------------
Donald Cecil...............................      $8,500                None                $268,933
Edward H. Meyer............................      $6,500                None                $227,933
Charles C. Reilly..........................      $7,500                None                $293,833
Richard R. West............................      $7,500                None                $269,833
Edward D. Zinbarg..........................      $7,500                None                $127,333


---------------

(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Cecil (32 registered investment companies consisting of 32 portfolios); Mr. Meyer (32 registered investment companies consisting of 32 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. West (41 registered investment companies consisting of 54 portfolios); and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).



ADVISORY AND MANAGEMENT ARRANGEMENTS



     Reference is made to "Management of the Fund -- Advisory and Management Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.



     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.



     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Investment Adviser. As described in the Prospectus, the Investment Adviser receives for its services to the Fund monthly compensation at the rate of 0.60% of the average daily net assets of the Fund plus the principal amount of borrowings incurred by the Fund for leverage purposes. For the fiscal year ended December 31, 1994, the investment advisory fees payable by the Fund to the Investment Adviser aggregated $876,465, of which $277,033 was voluntarily waived. For the fiscal years ended December 31, 1995 and 1996, the investment advisory fees paid by the Fund to the Investment Adviser aggregated $680,512 and $1,139,364, respectively, none of which was waived.



     As described in the Prospectus, the Investment Adviser has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services on a semi-annual basis. For the fiscal years ended December 31, 1994, 1995 and 1996, the amount of such reimbursement was $100,005, $122,063 and $57,697, respectively. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans."


     The Investment Adviser is a limited partnership, the partners of which are ML&Co. and Princeton Services. ML&Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will continue in effect for a period of two years from the date of its execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of a majority of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."



     The Merrill Lynch Select Pricing(SM)System is used by more than 50 registered investment companies advised by the Investment Adviser or its affiliate, FAM. Funds advised by the Investment Adviser or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."



     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.


INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund sold its Class A shares through the Distributor and Merrill Lynch, as a dealer. As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares currently being offered differ from the Class A shares offered prior to October 21, 1994 in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. The Distributor and Merrill Lynch received no sales charges for the sale of its new Class A shares for the fiscal period October 21, 1994 (commencement of operations) to December 31, 1994. The gross sales charges for the sale of Class A shares for the fiscal year ended December 31, 1995 were $395, of which the Distributor received $20 and Merrill Lynch received $375. The gross sales charges for the sale of Class A shares for the fiscal year ended December 31, 1996, were $1,372, of which the Distributor received $135 and Merrill Lynch received $1,237. The gross sales charges for the sale of Class D shares (including redesignated Class A shares) for the fiscal year ended December 31, 1994, were $18,983, of which the Distributor received $2,329 and Merrill Lynch received $16,654. The gross sales charges for the sale of Class D shares for the fiscal year ended December 31, 1995 were $15,631, of which the Distributor received $1,252 and Merrill Lynch received $14,379. The gross sales charges for the sale of Class D shares for the fiscal year ended December 31, 1996, were $45,889, of which the Distributor received $3,912 and Merrill Lynch received $41,977. During such periods, the Distributor received no contingent deferred sales charges ("CDSCs") with respect to redemptions within one year after purchase of Class A or Class D shares purchased subject to a front-end sales charge waiver.



     The term "purchase" as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under
Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales-related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.



     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.



     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.


REDUCED INITIAL SALES CHARGES

     Right of Accumulation. The reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.


     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.


     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML&Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML&Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.


     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.


     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of the other mutual fund and such shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after notice of termination.



     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of the other mutual fund and such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.


     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.


     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objective and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).


     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.


EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS


     Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.



     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each

Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.



     The following table sets forth comparative information as of December 31, 1996, with respect to Class B and Class C shares, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum for the periods indicated.



                                                             DATA CALCULATED AS OF DECEMBER 31, 1996
                                                                         (IN THOUSANDS)
                                     ---------------------------------------------------------------------------------------
                                                                                                                   ANNUAL
                                                                                                                DISTRIBUTION
                                                            ALLOWABLE                 AMOUNTS                      FEE AT
                                     ELIGIBLE   AGGREGATE    INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE     CURRENT
                                      GROSS       SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID      NET ASSET
                                     SALES(1)    CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                     --------   ---------   ----------   -------   --------------   ---------   ------------
Class B shares, for the period
  August 27, 1993 (commencement of
  operations) to December 31, 1996:
  Under NASD Rule as Adopted........ $162,609    $10,163      $2,175     $12,338       $2,836        $ 9,502        $801
  Under Distributor's Voluntary
    Waiver.......................... $162,609    $10,163      $  813     $10,976       $2,836        $ 8,140        $801
Class C shares, for the period
  October 21, 1994 (commencement of
  operations) to December 31, 1996:
  Under NASD Rule as Adopted........ $  7,063    $   441      $   30     $   471       $   49        $   422        $ 63


---------------
(1) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. See "Purchase of Shares -- Distribution Plans" in the Prospectus.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES


     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances, including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended December 31, 1994, 1995 and 1996, the Distributor received CDSCs of $257,524, $265,027 and $405,525, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to December 31, 1994, the Distributor received no CDSCs with respect to redemptions of Class C shares. For the fiscal years ended December 31, 1995 and 1996, the Distributor received CDSCs of $552 and $4,459, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. For the fiscal year ended December 31, 1994, the Fund paid total brokerage commissions of $8,109, none of which was paid to Merrill Lynch. For the fiscal year ended

December 31, 1995, the Fund did not pay any brokerage commissions. For the fiscal year ended December 31, 1996, the Fund paid total brokerage commissions of $3,200, none of which was paid to Merrill Lynch.



     The Board of Directors has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.


                        DETERMINATION OF NET ASSET VALUE


     Reference is made to "Additional Information -- Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value. The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the investment advisory fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of the Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. The per share net asset value of the Class B shares generally will be higher than the per share net asset value of the Class C shares as a result of the higher distribution fees applicable with respect to the Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.



     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities which are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as obtained from one or more dealers. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.



     Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.


                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.


INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Fund's transfer agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's transfer agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


AUTOMATIC INVESTMENT PLANS


     A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of the shares of the Fund, as of the close of business on the monthly payment date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS -- CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based upon cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are automatically reinvested in Class A or Class D shares of the Fund, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor.


     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month; bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month; and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares are also exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.



     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.


     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively

("new Class B or Class C shares"), of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.



     Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC, or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of that fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.



     Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the fund into which the exchange is to be made.



     To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised mutual funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                     TAXES


     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires the RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


     The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield/high risk securities"), as described in the Prospectus. Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.


     The Fund may also invest in asset-backed securities, mortgaged-backed securities and derivative mortgage-backed securities. Because such obligations could have original issue discount, accrue negative amortization or be subordinated in the mortgage-backed securities structure, these investments could cause the Fund to accrue and distribute income before or, possibly, without a corresponding receipt of cash.


TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

     The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to
Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.


     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts and its short sales of securities. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts and its short sales of securities.


     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting certain short sales and closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of
Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The Treasury Department has authority to issue regulations concerning the recharacterization of principal and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain South American countries in which the Fund intends to invest. No such regulations have been issued.
                            ------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA


     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.


     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.


     Yield quotations for each class will be computed based on a 30-day period by dividing (a) net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during that period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. The yield for the 30-day period ended December 31, 1996 was 7.99% for Class A shares, 7.53% for Class B shares, 7.46% for Class C shares and 7.75% for Class D shares.

     Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated. As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares, and historical performance data pertaining to such shares is provided below under the caption "Class D."


                                                             CLASS A                         CLASS B
                                                   ----------------------------    ----------------------------
                                                                    REDEEMABLE                      REDEEMABLE
                                                                    VALUE OF A                      VALUE OF A
                                                   EXPRESSED AS    HYPOTHETICAL    EXPRESSED AS    HYPOTHETICAL
                                                   A PERCENTAGE       $1,000       A PERCENTAGE       $1,000
                                                    BASED ON A      INVESTMENT      BASED ON A      INVESTMENT
                                                   HYPOTHETICAL     AT THE END     HYPOTHETICAL     AT THE END
                                                      $1,000          OF THE          $1,000          OF THE
                     PERIOD                         INVESTMENT        PERIOD        INVESTMENT        PERIOD
------------------------------------------------   ------------    ------------    ------------    ------------
                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                           (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)

Year Ended December 31, 1996....................       28.29%       $ 1,282.90         28.75%       $ 1,287.50
Inception (October 21, 1994) to December 31,
  1996..........................................       22.47%       $ 1,560.10            --                --
Inception (August 27, 1993) to December 31,
  1996..........................................          --                --         14.48%       $ 1,582.10



                                                                       ANNUAL TOTAL RETURN
                                                           (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended December 31, 1996....................       33.64%       $ 1,336.40         32.75%       $ 1,327.50
Year Ended December 31, 1995....................       27.27%       $ 1,272.70         26.10%       $ 1,261.00
Year Ended December 31, 1994....................          --                --        (15.08)%      $   849.20
Inception (October 21, 1994) to December 31,
  1994..........................................       (4.45)%      $   955.50            --                --
Inception (August 27, 1993) to December 31,
  1993..........................................          --                --         11.30%       $ 1,113.00



                                                                      AGGREGATE TOTAL RETURN
                                                           (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to December 31,1996...     56.01%      $ 1,560.10            --                --
Inception (August 27, 1993) to December 31,
  1996..........................................          --                --         58.21%       $ 1,582.10



                                                                              YIELD
30 Days Ended December 31, 1996.................        7.99%                           7.53%

                                                             CLASS C                         CLASS D
                                                   ----------------------------    ----------------------------
                                                                    REDEEMABLE                      REDEEMABLE
                                                                    VALUE OF A                      VALUE OF A
                                                   EXPRESSED AS    HYPOTHETICAL    EXPRESSED AS    HYPOTHETICAL
                                                   A PERCENTAGE       $1,000       A PERCENTAGE       $1,000
                                                    BASED ON A      INVESTMENT      BASED ON A      INVESTMENT
                                                   HYPOTHETICAL     AT THE END     HYPOTHETICAL     AT THE END
                                                      $1,000          OF THE          $1,000          OF THE
                     PERIOD                         INVESTMENT        PERIOD        INVESTMENT        PERIOD
------------------------------------------------   ------------    ------------    ------------    ------------
                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                           (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended December 31, 1996....................       31.66%       $ 1,316.60         28.10%       $ 1,281.00
Inception (October 21, 1994) to December 31,
  1996..........................................       23.50%       $ 1,589.30            --                --
Inception (August 27, 1993) to December 31,
  1996..........................................          --                --         13.89%       $ 1,545.10



                                                                      AGGREGATE TOTAL RETURN
                                                           (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended December 31, 1996....................       32.66%       $ 1,326.60         33.44%       $ 1,334.40
Year Ended December 31, 1995....................       26.18%       $ 1,261.80         26.75%       $ 1,267.50
Year Ended December 31, 1994....................          --                --        (14.65)%      $   853.50
Inception (October 21, 1994) to December 31,
  1994..........................................       (5.06)%      $   949.40            --                --
Inception (August 27, 1993) to December 31, 1993...        --               --         11.49%       $ 1,114.90



                                                                      AGGREGATE TOTAL RETURN
                                                           (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to December 31,
  1996..........................................       58.93%       $ 1,589.30            --                --
Inception (August 27, 1993) to December 31,
  1996..........................................          --                --         54.51%       $ 1,545.10



                                                                              YIELD
30 Days Ended December 31, 1996.................        7.46%                           7.75%



     In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account reduced, and not the maximum, sales charge, or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


     The Fund was incorporated under Maryland law on June 10, 1993. As of the date of this Statement of Additional Information, the Fund has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Fund and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares, and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter on which shareholders are entitled to vote. The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that expenses related to the distribution of the shares of a class will be borne solely by such class. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.



     The Investment Adviser provided the initial capital for the Fund by purchasing 5,000 Class A shares of common stock and 5,000 Class B shares of common stock for an aggregate of $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund were paid by the Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Investment Adviser (or any subsequent holder) upon redemption of any of the shares initially purchased by it will be reduced by the proportional amount of the unamortized organizational expenses which the number of such initial shares being redeemed bears to the number of shares initially purchased.


COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets on December 31, 1996, and its shares outstanding on that date is as follows.



                                              CLASS A        CLASS B         CLASS C        CLASS D
                                            -----------    ------------    -----------    -----------
Net Assets...............................   $28,136,646    $160,204,058    $11,435,835    $18,401,923
                                             ==========     ===========     ==========     ==========
Number of Shares Outstanding.............     2,476,832      14,162,649      1,011,067      1,627,563
                                             ==========     ===========     ==========     ==========
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding)...........................   $     11.36    $      11.31    $     11.31    $     11.31
Sales Charge (for Class A and Class D
  shares: 4.00% of offering price (4.17%
  of net asset value per share))*........           .47              **             **            .47
                                            -----------    ------------    -----------    -----------
Offering Price...........................   $     11.83    $      11.31    $     11.31    $     11.78
                                             ==========     ===========     ==========     ==========


---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemptions of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales
   Charges -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund -- Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL


     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.


REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on December 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.


     Under a separate agreement, ML&Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.



     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's common stock on April 1, 1997.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Americas Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Americas Income Fund, Inc. as of December 31, 1996, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period August 27, 1993 (commencement of operations) to December 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Americas Income Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

February 12, 1997

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                                                               Interest     Maturity        Value    Percent of
COUNTRY       Industry        Face Amount         Bonds                          Rate         Date        (Note 1a)  Net Assets
Argentina     Banking      US$ 8,000,000     Banco de Credito Argentina          8.50  %   12/18/1998   $  8,000,000    3.7%
                               4,000,000     Banco de Galicia y Buenos
                                             Aires S.A.--Yankee                  9.00      11/01/2003      3,950,000    1.8
                                                                                                        ------------  ------
                                                                                                          11,950,000    5.5
              Communications   3,000,000     Telefonica de Argentina S.A.       11.875     11/01/2004      3,315,000    1.5

                                             Total Bonds in Argentina
                                             (Cost--$15,316,875)                                          15,265,000    7.0


Brazil        Communications   8,000,000   ++Comtel Brasileira Ltd.             10.75       9/26/2004      8,220,000    3.8

              Utilities--      4,000,000     Centrais Electricas
              Electric                       Brasileiras S.A.--Eletrobras       10.00       7/06/2004      4,070,000    1.9

                                             Total Bonds in Brazil
                                             (Cost--$12,008,000)                                          12,290,000    5.7


Hong Kong     Utilities        1,000,000     AES China Generating Co. Ltd.      10.125     12/15/2006      1,035,000    0.5

                                             Total Bonds in Hong Kong
                                             (Cost--$999,040)                                              1,035,000    0.5


Mexico        Banking          1,500,000     Banamex S.A.                       11.00       7/15/2003      1,526,250    0.7

              Broadcasting &   5,000,000     Grupo Televisa S.A.                11.375      5/15/2003      5,337,500    2.4
              Publishing       3,000,000     Grupo Televisa S.A. (a)            11.976      5/15/2008      1,987,500    0.9
                                                                                                        ------------  ------
                                                                                                           7,325,000    3.3

              Industrials      5,000,000     Cemex S.A.                         12.75       7/15/2006      5,550,000    2.5

              Paper            7,000,000     Grupo Industrial Durango, S.A.
                                             de C.V.                            12.625      8/01/2003      7,612,500    3.5

              Transportation   6,000,000     Transportacion Maritima
                                             Mexicana, S.A. de C.V.             10.00      11/15/2006      6,022,500    2.8

                                             Total Bonds in Mexico
                                             (Cost--$26,946,307)                                          28,036,250   12.8


United        US Government   20,000,000     United States Treasury Bond,
States        Obligations                    6.50% due 11/15/2026                6.50      11/15/2026     19,628,200    9.0

                                             Total Bonds in the United
                                             States (Cost--$19,818,750)                                   19,628,200    9.0


                                             Total Investments in Bonds
                                             (Cost--$75,088,972)                                          76,254,450   35.0

                                                  Brady Bonds***


Argentina     Sovereign       37,500,000     Republic of Argentina,
              Government                     Global Bonds                       11.00      10/09/2006     39,375,000   18.0
              Obligations

                                             Total Brady Bonds in
                                             Argentina (Cost--$38,081,250)                                39,375,000   18.0


Brazil        Sovereign       14,868,495     Republic of Brazil, Floating
              Government                     Rate 'C' Bond                       8.00       4/15/2014     11,002,686    5.0
              Obligations

                                             Total Brady Bonds in Brazil
                                             (Cost--$10,663,138)                                          11,002,686    5.0


Bulgaria      Sovereign        5,000,000     Republic of Bulgaria,
              Government                     Discount 'A' Bonds                  6.687      7/28/2024      2,812,500    1.3
              Obligations

                                             Total Brady Bonds in
                                             Bulgaria (Cost--$2,837,500)                                   2,812,500    1.3


Ecuador       Sovereign       36,797,172     Republic of Ecuador, PDI
              Government                     (Registered)                        6.50       2/27/2015     22,538,268   10.3
              Obligations      5,286,950     Republic of Ecuador, PDI
                                             (Bearer)                            6.50       2/27/2015      3,244,866    1.5

                                             Total Brady Bonds in Ecuador
                                             (Cost--$21,504,514)                                          25,783,134   11.8


Mexico        Sovereign       10,076,000     United Mexican States, Global
              Government                     Bonds                              11.50       5/15/2026     10,630,180    4.9
              Obligations          1,000     United Mexican States, Value
                                             Recovery Rights (b)                 0.00                              0    0.0

                                             Total Brady Bonds in Mexico
                                             (Cost--$10,146,846)                                          10,630,180    4.9


Panama        Sovereign       10,000,000     Republic of Panama, PDI             6.5625     7/17/2016      7,800,000    3.6
              Government
              Obligations
                                             Total Brady Bonds in Panama
                                             (Cost--$6,787,500)                                            7,800,000    3.6


Philippines   Sovereign        3,000,000   ++Republic of the Philippines
              Government                     (Registered)                        8.75      10/07/2016      3,105,000    1.4
              Obligations

                                             Total Brady Bonds in the
                                             Philippines( Cost--$3,036,750)                                3,105,000    1.4


Venezuela     Sovereign       13,250,000     Republic of Venezuela, DCB          6.50      12/18/2007     11,676,562    5.4
              Government      36,500,000     Republic of Venezuela,
              Obligations                    Floating Rate 'A' Bond*             6.625      3/31/2007     32,530,625   14.9
                               5,500,000     Republic of Venezuela,
                                             Floating Rate 'B' Bond              6.4375     3/31/2007      4,901,875    2.2

                                             Total Brady Bonds in Venezuela
                                             (Cost--$41,582,117)                                          49,109,062   22.5


                                             Total Investments in Brady Bonds
                                             (Cost--$134,639,615)                                        149,617,562   68.5


                                                  Loan Agreements


Russia        Sovereign       15,000,000     Vneshenconombank
              Government                     Participation Agreements (c)        0.00      12/30/2004     11,906,250    5.5
              Obligations

                                             Total Investments in Loan
                                             Agreements (Cost--$11,478,750)                               11,906,250    5.5

SCHEDULE OF INVESTMENTS (concluded)
                                                                                Interest    Maturity        Value    Percent of
                              Face Amount         Short-Term Securities          Rate         Date        (Note 1a)  Net Assets
              Commercial   US$ 3,298,000     General Motors Acceptance Corp.     7.50  %    1/02/1997   $  3,298,000    1.5%
              Paper**


                                             Total Investments in Short-Term
                                             Securities (Cost--$3,298,000)                                 3,298,000    1.5

              Total Investments (Cost--$224,505,337)                                                     241,076,262  110.5

              Liabilities in Excess of Other Assets                                                      (22,897,800) (10.5)
                                                                                                        ------------  ------
              Net Assets                                                                                $218,178,462  100.0%
                                                                                                        ============  ======

           (a)Represents a step bond; the interest rate shown is the effective yield at the time of purchase.
           (b)The rights may be exercised until 2/31/2019.
           (c)Non-income producing security.
             *Security represents collateral in connection with reverse repurchase agreements.
            **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. ***Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
            ++Restricted security as to resale. The value of the Fund's investment in restricted securities was $11,325,000, representing 5.2% of net assets.
                                          Acquisition                    Value
              Issue                           Date          Cost       (Note 1a)
              Comtel Brasileira Ltd.,
                10.75% due 9/26/2004        9/18/1996   $ 8,000,000   $ 8,220,000
              Republic of the Philippines
                (Registered)               11/14/1996     3,036,750     3,105,000

              Total                                     $11,036,750   $11,325,000
                                                        ===========   ===========

STATEMENT OF ASSETS AND LIABILITIES

                    As of December 31, 1996
Assets:             Investments, at value (identified cost--$224,505,337) (Note 1a)                         $241,076,262
                    Receivables:
                      Interest                                                             $  5,007,647
                      Capital shares sold                                                     1,080,035        6,087,682
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      34,369
                    Prepaid registration fees and other assets (Note 1f)                                          59,704
                                                                                                            ------------
                    Total assets                                                                             247,258,017
                                                                                                            ------------

Liabilities:        Payables:
                      Reverse repurchase agreements (Note 5)                                 22,350,300
                      Distributions to shareholders (Note 1g)                                 4,222,841
                      Captial shares redeemed                                                 2,028,973
                      Investment adviser (Note 2)                                               123,328
                      Distributor (Note 2)                                                      112,594
                      Interest expense (Note 5)                                                  12,106       28,850,142
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       229,413
                                                                                                            ------------
                    Total liabilities                                                                         29,079,555
                                                                                                            ------------


Net Assets:         Net assets                                                                              $218,178,462
                                                                                                            ============


Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                    $    247,683
Consist of:         Class B Common Stock, $0.10 par value, 100,000,000 shares authorized                       1,416,265
                    Class C Common Stock, $0.10 par value, 100,000,000 shares authorized                         101,107
                    Class D Common Stock, $0.10 par value, 100,000,000 shares authorized                         162,756
                    Paid-in capital in excess of par                                                         198,500,226
                    Undistributed realized capital gains on investments and foreign
                    currency transations--net                                                                  1,179,500
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         16,570,925
                                                                                                            ------------
                    Net assets                                                                              $218,178,462
                                                                                                            ============


Net Asset           Class A--Based on net assets of $28,136,646 and 2,476,832
Value:                       shares outstanding                                                             $      11.36
                                                                                                            ============
                    Class B--Based on net assets of $160,204,058 and 14,162,649
                             shares outstanding                                                             $      11.31
                                                                                                            ============
                    Class C--Based on net assets of $11,435,835 and 1,011,067
                             shares outstanding                                                             $      11.31
                                                                                                            ============
                    Class D--Based on net assets of $18,401,923 and 1,627,563
                             shares outstanding                                                             $      11.31
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended December 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 18,995,532
(Note 1e):


Expenses:           Investment advisory fees (Note 2)                                      $  1,139,364
                    Account maintenance and distribution fees--Class B (Note 2)               1,048,581
                    Interest expense (Note 5)                                                   491,343
                    Transfer agent fees--Class B (Note 2)                                       261,751
                    Registration fees (Note 1f)                                                 114,429
                    Printing and shareholder reports                                            106,905
                    Custodian fees                                                               72,879
                    Professional fees                                                            68,805
                    Account maintenance and distribution fees--Class C (Note 2)                  59,213
                    Accounting services (Note 2)                                                 57,697
                    Account maintenance fees--Class D (Note 2)                                   41,769
                    Trustees' fees and expenses                                                  37,600
                    Transfer agent fees--Class A (Note 2)                                        27,993
                    Transfer agent fees--Class D (Note 2)                                        27,061
                    Amortization of organization expenses (Note 1f)                              20,908
                    Transfer agent fees--Class C (Note 2)                                        15,485
                    Pricing fees                                                                    807
                    Other                                                                         6,589
                                                                                           ------------
                    Total expenses                                                                             3,599,179
                                                                                                            ------------
                    Investment income--net                                                                    15,396,353
                                                                                                            ------------


Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       22,386,062
(Loss) on             Foreign currency transactions--net                                       (303,309)      22,082,753
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       14,949,752
(Notes 1b, 1c,        Foreign currency transactions--net                                          9,630       14,959,382
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     37,042,135
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 52,438,488
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                      For the
                                                                                                     Year Ended
                                                                                                    December 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                                 $ 15,396,353     $ 11,613,604
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        22,082,753       (4,707,448)
                    Change in unrealized appreciation on investments and foreign
                    currency transactions--net                                               14,959,382       18,061,845
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     52,438,488       24,968,001
                                                                                           ------------     ------------


Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,756,766)        (119,581)
Shareholders          Class B                                                               (12,358,235)      (9,482,996)
(Note 1g):            Class C                                                                  (678,129)         (58,666)
                      Class D                                                                (1,554,156)      (1,952,361)
                    In excess of investment income--net:
                      Class A                                                                  (236,371)              --
                      Class B                                                                (1,662,785)              --
                      Class C                                                                   (91,241)              --
                      Class D                                                                  (209,110)              --
                    Realized gain on investments--net:
                      Class A                                                                  (801,439)              --
                      Class B                                                                (4,369,170)              --
                      Class C                                                                  (310,794)              --
                      Class D                                                                  (512,917)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (24,541,113)     (11,613,604)
                                                                                           ------------     ------------


Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       70,086,193      (10,358,969)
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase in net assets                                             97,983,568        2,995,428
                    Beginning of year                                                       120,194,894      117,199,466
                                                                                           ------------     ------------
                    End of year*                                                           $218,178,462     $120,194,894
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                                   --     $    950,933
                                                                                           ============     ============


                    See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 1996
Cash Provided by    Net increase in net assets resulting from operations                                 $    52,438,488
Operating           Adjustments to reconcile net increase in net assets resulting
Activities:         from operations to net cash provided by operating activities:
                      Increase in receivables                                                                 (2,304,703)
                      Decrease in other assets                                                                    26,222
                      Increase in other liabilities                                                              179,370
                      Realized and unrealized gain on investments and foreign currency
                      transactions--net                                                                      (37,042,135)
                      Amortization of discount                                                                (1,938,673)
                                                                                                          --------------
                    Net cash provided by operating activities                                                 11,358,569
                                                                                                          --------------


Cash Used for       Proceeds from sales of long-term securities                                              736,654,155
Investing           Purchases of long-term securities                                                       (813,780,381)
Activities:         Purchases of short-term investments                                                   (2,401,715,817)
                    Proceeds from sales and maturities of short-term investments                           2,404,095,905
                                                                                                          --------------
                    Net cash used for investing activities                                                   (74,746,138)
                                                                                                          --------------


Cash Provided by    Cash receipts from issuance of common stock                                              155,351,787
Financing           Cash receipts from borrowings                                                            998,214,202
Activities:         Cash payments on borrowings                                                             (984,593,969)
                    Cash payments on shares of beneficial interest redeemed                                  (98,109,176)
                    Dividends paid to shareholders                                                            (7,475,275)
                                                                                                          --------------
                    Net cash provided by financing activities                                                 63,387,569
                                                                                                          --------------


Cash:               Net increase in cash                                                                              --
                    Cash at beginning of year                                                                         --
                                                                                                          --------------
                    Cash at end of year                                                                   $           --
                                                                                                          ==============


Cash Flow           Cash paid for interest                                                                $      486,865
Information:                                                                                              ==============


Non-Cash            Capital shares issued on reinvestment of dividends paid to shareholders               $   13,781,236
Financing                                                                                                 ==============
Activities:


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                           Class A                              Class B
                                                ----------------------------    ----------------------------------------
                    The following per share data
                    and ratios have been derived                     For the                                     For the
                    from information provided in                     Period                                      Period
                    the financial statements.        For the         Oct. 21,               For the              Aug. 27,
                                                   Year Ended       1994++ to             Year Ended            1993++ to
                    Increase (Decrease) in         December 31,      Dec. 31,             December 31,           Dec. 31,
                    Net Asset Value:            1996+++++  1995       1994      1996+++++    1995       1994       1993
Per Share           Net asset value,
Operating           beginning of period         $  9.70   $  8.51   $  9.08     $  9.65    $  8.48    $ 10.84    $ 10.00
Performance:                                    -------   -------   -------     -------    -------    -------    -------
                    Investment income--net          .97       .94       .17         .88        .88        .75        .24
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net              2.14      1.19      (.57)       2.15       1.17      (2.36)       .88
                                                -------   -------   -------     -------    -------    -------    -------
                    Total from investment
                    operations                     3.11      2.13      (.40)       3.03       2.05      (1.61)      1.12
                                                -------   -------   -------     -------    -------    -------    -------
                    Less dividends and
                    distributions:
                      Investment income--net      (1.00)     (.94)     (.14)       (.93)      (.88)      (.64)      (.24)
                      In excess of investment
                      income--net                  (.13)       --        --        (.12)        --         --         --
                      Realized gain on
                      investments--net             (.32)       --      (.03)       (.32)        --       (.11)      (.04)
                                                -------   -------   -------     -------    -------    -------    -------
                    Total dividends and
                    distributions                 (1.45)     (.94)     (.17)      (1.37)      (.88)      (.75)      (.28)
                                                -------   -------   -------     -------    -------    -------    -------
                    Net asset value, end
                    of period                   $ 11.36   $  9.70   $  8.51     $ 11.31    $  9.65    $  8.48   $  10.84
                                                =======   =======   =======     =======    =======    =======    =======

Total Investment    Based on net asset
Return:**           value per share              33.64%    27.27%    (4.45%)+++  32.75%     26.10%    (15.08%)    11.30%+++
                                                =======   =======   =======     =======    =======    =======    =======


Ratios to Average   Expenses, excluding
Net Assets:         interest expense
                    and net of
                    reimbursement                 1.05%     1.20%     1.22%*      1.83%      1.97%      1.79%      1.03%*
                                                =======   =======   =======     =======    =======    =======    =======
                    Expenses, excluding
                    interest expense              1.05%     1.20%     1.22%*      1.83%      1.97%      2.00%      2.45%*
                                                =======   =======   =======     =======    =======    =======    =======
                    Expenses                      1.32%     1.36%     1.91%*      2.10%      2.13%      2.70%      2.53%*
                                                =======   =======   =======     =======    =======    =======    =======
                    Investment income--net        8.97%    11.25%     8.63%*      8.36%     10.40%      8.14%      6.76%*
                                                =======   =======   =======     =======    =======    =======    =======


Supplemental        Net assets, end of
Data:               period (in thousands)      $ 28,136  $  1,165   $   253    $160,204   $103,465   $101,933   $ 98,848
                                               ========  ========   =======    ========   ========   ========   ========
                    Portfolio turnover          420.35%   127.17%   353.33%     420.35%    127.17%    353.33%     75.18%
                                               ========  ========   =======    ========   ========   ========   ========


Leverage:           Amount of reverse
                    repurchase agreements
                    outstanding, end of
                    period (in thousands)      $ 22,350  $ 10,265   $17,058    $ 22,350   $ 10,265   $ 17,058   $ 21,546
                                               ========  ========   =======    ========   ========   ========   ========
                    Average amount of reverse
                    repurchase agreements
                    outstanding during the
                    period (in thousands)      $  8,277  $  2,640   $17,315    $  8,277   $  2,640   $ 17,315   $ 18,977
                                               ========  ========   =======    ========   ========   ========   ========
                    Average amount of reverse
                    repurchase agreements
                    per share during
                    the period                 $    .48  $    .20   $  1.19    $    .48   $    .20   $   1.19   $   1.81
                                               ========  ========   =======    ========   ========   ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                                                           Class C                             Class D
                                                 ---------------------------   -----------------------------------------
                    The following per share data
                    and ratios have been derived                     For the                                     For the
                    from information provided in                     Period                                      Period
                    the financial statements.        For the         Oct. 21,               For the              Aug. 27,
                                                   Year Ended       1994++ to             Year Ended            1993++ to
                    Increase (Decrease) in         December 31,      Dec. 31,             December 31,           Dec. 31,
                    Net Asset Value:            1996+++++  1995       1994      1996+++++    1995       1994       1993
Per Share           Net asset value,
Operating           beginning of period         $  9.65   $  8.47   $  9.08     $  9.65    $  8.48    $ 10.84    $ 10.00
Performance:                                    -------   -------   -------     -------    -------    -------    -------
                    Investment income--net          .87       .87       .15         .95        .92        .80        .26
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net              2.15      1.18      (.61)       2.13       1.17      (2.36)       .88
                                                -------   -------   -------     -------    -------    -------    -------
                    Total from investment
                    operations                     3.02      2.05      (.46)       3.08       2.09      (1.56)      1.14
                                                -------   -------   -------     -------    -------    -------    -------
                    Less dividends and
                    distributions:
                      Investment income--net       (.92)     (.87)     (.13)       (.97)      (.92)      (.68)      (.26)
                      In excess of investment
                      income--net                  (.12)       --        --        (.13)        --         --         --
                      Realized gain on
                      investments--net             (.32)       --      (.02)       (.32)        --       (.12)      (.04)
                                                -------   -------   -------     -------    -------    -------    -------
                    Total dividends and
                    distributions                 (1.36)     (.87)     (.15)      (1.42)      (.92)      (.80)      (.30)
                                                -------   -------   -------     -------    -------    -------    -------
                    Net asset value, end
                    of period                   $ 11.31   $  9.65   $  8.47     $ 11.31    $  9.65    $  8.48    $ 10.84
                                                =======   =======   =======     =======    =======    =======    =======


Total Investment    Based on net asset
Return:**           value per share              32.66%    26.18%    (5.06%)+++  33.44%     26.75%    (14.65%)    11.49%+++
                                                =======   =======   =======     =======    =======    =======    =======

Ratios to Average   Expenses, excluding
Net Assets:         interest expense and net
                    of reimbursement              1.90%     2.05%     2.24%*      1.31%      1.44%      1.28%       .50%*
                                                =======   =======   =======     =======    =======    =======    =======
                    Expenses, excluding
                    interest expense              1.90%     2.05%     2.24%*      1.31%      1.44%      1.48%      1.93%*
                                                =======   =======   =======     =======    =======    =======    =======
                    Expenses                      2.17%     2.19%     3.05%*      1.58%      1.60%      2.17%      2.03%*
                                                =======   =======   =======     =======    =======    =======    =======
                    Investment income--net        8.17%    10.23%     8.87%*      8.92%     10.85%      8.65%      7.14%*
                                                =======   =======   =======     =======    =======    =======    =======


Supplemental        Net assets, end of
Data:               period (in thousands)       $11,436   $ 1,396   $    75     $18,402    $14,169    $14,938    $15,076
                                                =======   =======   =======     =======    =======    =======    =======
                    Portfolio turnover          420.35%   127.17%   353.33%     420.35%    127.17%    353.33%     75.18%
                                                =======   =======   =======     =======    =======    =======    =======


Leverage:           Amount of reverse
                    repurchase agreements
                    outstanding, end of
                    period (in thousands)       $22,350   $10,265   $17,058     $22,350    $10,265    $17,058    $21,546
                                                =======   =======   =======     =======    =======    =======    =======
                    Average amount of reverse
                    repurchase agreements
                    outstanding during the
                    period (in thousands)       $ 8,277   $ 2,640   $17,315     $ 8,277    $ 2,640    $17,315    $18,977
                                                =======   =======   =======     =======    =======    =======    =======
                    Average amount of reverse
                    repurchase agreements per
                    share during the period     $   .48   $   .20   $  1.19     $   .48    $   .20    $  1.19    $  1.81
                                                =======   =======   =======     =======    =======    =======    =======

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.


                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Americas Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distribution of capital gains are recorded on the ex-dividend date.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,199,507 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account
                                         Maintenance    Distribution
                                             Fee            Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD          MLPF&S

Class A                                $  135        $ 1,237
Class D                                $3,912        $41,977


For the year ended December 31, 1996, MLPF&S received contingent deferred sales charges of $405,525 and $4,459 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $813,780,381 and $723,055,200, respectively.

Realized and unrealized gains (losses) as of December 31, 1996 were as follows:

                                    Realized      Unrealized
                                 Gains (Losses)     Gains

Long-term investments           $  22,448,405  $  16,570,925
Short-term investments               (304,018)            --
Options written                       148,000             --
Financial futures contracts            93,675             --
Foreign currency transactions        (303,309)            --
                                -------------  -------------
Total                           $  22,082,753  $  16,570,925
                                =============  =============


Transactions in options written for the year ended December 31, 1996 were as follows:



                                  Nominal Value
                                    Covered by     Premiums
Call Options Written             Written Options   Received

Outstanding call options written,
beginning of year                          --             --
Options written                    20,000,000  $     247,000
Options exercised                 (16,000,000)      (162,000)
Options expired                    (4,000,000)       (85,000)
                                 ------------  -------------
Outstanding call options written,
end of year                                --  $          --
                                 ============  =============


                                  Nominal Value
                                   Covered by      Premiums
Put Options Written              Written Options   Received

Outstanding put options written,
beginning of year                          --             --
Options written                     6,000,000  $      63,000
Options expired                    (6,000,000)       (63,000)
                                 ------------  -------------
Outstanding put options written,
end of year                                --  $          --
                                 ============  =============


As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $14,845,086, of which $16,603,802 related to appreciated securities and $1,758,716 related to depreciated securities. At December 31, 1996, the aggregate cost of investments for Federal income tax purposes was $226,231,176.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $70,086,193 and $(10,358,969) for the years ended December 31, 1996 and December 31, 1995, respectively.

Transactions in shares of capital were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         3,188,362   $ 33,640,007
Shares issued to shareholders
in reinvestment of dividends
and distributions                     223,634      2,467,894
                                 ------------   ------------
Total issued                        3,411,996     36,107,901
Shares redeemed                    (1,055,288)   (11,591,124)
                                 ------------   ------------
Net increase                        2,356,708   $ 24,516,777
                                 ============   ============



Class A Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                           424,389   $  3,709,129
Shares issued to shareholders
in reinvestment of dividends           31,496         58,341
                                 ------------   ------------
Total issued                          455,885      3,767,470
Shares redeemed                      (365,478)    (3,126,616)
                                 ------------   ------------
Net increase                           90,407   $    640,854
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         9,423,373   $ 97,739,290
Shares issued to shareholders
in reinvestment of dividends
and distributions                     874,443      9,531,248
                                 ------------   ------------
Total issued                       10,297,816    107,270,538
Automatic conversion of shares       (481,977)    (1,098,316)
Shares redeemed                    (6,374,330)   (71,172,295)
                                 ------------   ------------
Net increase                        3,441,509   $ 34,999,927
                                 ============   ============

NOTES TO FINANCIAL STATEMENTS (concluded)




Class B Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                         2,917,112   $ 25,020,930
Shares issued to shareholders
in reinvestment of dividends          466,431      3,936,697
                                 ------------   ------------
Total issued                        3,383,543     28,957,627
Shares redeemed                    (4,688,387)   (38,740,392)
                                 ------------   ------------
Net decrease                       (1,304,844)  $ (9,782,765)
                                 ============   ============



Class C Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                         1,097,995   $ 11,420,812
Shares issued to shareholders
in reinvestment of dividends
and distributions                      67,079        736,136
                                 ------------   ------------
Total issued                        1,165,074     12,156,948
Shares redeemed                      (298,711)    (3,200,889)
                                 ------------   ------------
Net increase                          866,363   $  8,956,059
                                 ============   ============


Class C Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                           201,258   $  1,740,118
Shares issued to shareholders
in reinvestment of dividends            3,112         27,775
                                 ------------   ------------
Total issued                          204,370      1,767,893
Shares redeemed                       (68,570)      (583,898)
                                 ------------   ------------
Net increase                          135,800   $  1,183,995
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         1,242,352   $ 12,804,879
Shares issued to shareholders
in reinvestment of dividends
and distributions                      95,879      1,045,958
Automatic conversion of shares        104,699      1,098,316
                                 ------------   ------------
Total issued                        1,442,930     14,949,153
Shares redeemed                    (1,284,258)   (13,335,723)
                                 ------------   ------------
Net increase                          158,672   $  1,613,430
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         2,439,964   $ 21,030,210
Shares issued to shareholders
in reinvestment of dividends          108,946        935,152
                                 ------------   ------------
Total issued                        2,548,910     21,965,362
Shares redeemed                    (2,842,527)   (24,366,415)
                                 ------------   ------------
Net decrease                         (293,617)  $ (2,401,053)
                                 ============   ============


5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of December 31, 1996, the Fund had entered into reverse repurchase agreements in the amount of $22,350,300. For the year ended December 31, 1996, the maximum amount entered into was $43,760,579, the average amount outstanding was approximately
$8,277,000, and the daily weighted average interest rate was 5.94%.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

------

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Investment Objective and Policies.......    2
  Portfolio Strategies Involving
    Interest Rate Transactions, Options
    and Futures.........................    2
  Investment Restrictions...............    6
Management of the Fund..................    9
  Directors and Officers................    9
  Compensation of Directors.............   10
  Advisory and Management
    Arrangements........................   11
Purchase of Shares......................   12
  Initial Sales Charge Alternatives --
    Class A and Class D Shares..........   13
  Reduced Initial Sales Charges.........   15
  Employer-Sponsored Retirement or
    Savings Plans and Certain Other
    Arrangements........................   17
  Distribution Plans....................   17
  Limitations on the Payment of Deferred
    Sales Charges.......................   18
Redemption of Shares....................   19
  Deferred Sales Charges --
    Class B and Class C Shares..........   20
Portfolio Transactions and Brokerage....   20
Determination of Net Asset Value........   21
Shareholder Services....................   22
  Investment Account....................   22
  Automatic Investment Plans............   23
  Automatic Reinvestment of Dividends
    and Capital Gains Distributions.....   23
  Systematic Withdrawal Plans --
    Class A and Class D Shares..........   24
  Exchange Privilege....................   25
Taxes...................................   27
  Tax Treatment of Options, Futures and
    Forward Foreign Exchange
    Transactions........................   29
Special Rules for Certain Foreign
  Currency Transactions.................   29
Performance Data........................   31
General Information.....................   33
  Description of Shares.................   33
  Computation of Offering Price Per
    Share...............................   34
  Independent Auditors..................   34
  Custodian.............................   35
  Transfer Agent........................   35
  Legal Counsel.........................   35
  Reports to Shareholders...............   35
  Additional Information................   35
Independent Auditors' Report............   36
Financial Statements....................   37
                             Code # 16800-0497



    [MERRILL LYNCH LOGO]
    MERRILL LYNCH
    AMERICAS INCOME
    FUND, INC.

    STATEMENT OF                                                [MLYNCH COMPASS]
    ADDITIONAL
    INFORMATION
    April 29, 1997
    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.


DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                    OR IMAGE IN TEXT
----------------------                              -------------------
Compass plate, circular                             Back cover of Prospectus and
graph paper and Merrill Lynch                       back cover of Statement of
logo including stylized market                      Additional Information
bull.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements:

         Contained in Part A:


           Financial Highlights for each of the years in the three-year period ended December 31, 1996, and for the period August 27, 1993 (commencement of operations) to December 31, 1993.


         Contained in Part B:


           Schedule of Investments as of December 31, 1996.


           Statement of Assets and Liabilities as of December 31, 1996.


           Statement of Operations for the year ended December 31, 1996.


           Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 1996.


           Statement of Cash Flows for the year ended December 31, 1996.


           Financial Highlights for each of the years in the three-year period ended December 31, 1996, and for the period August 27, 1993 (commencement of operations) to December 31, 1993.


     (b) Exhibits:


EXHIBIT
NUMBER                                            DESCRIPTION
-------        ----------------------------------------------------------------------------------
    1(a)  --   Amended and Restated Articles of Incorporation of the Registrant.(a)
     (b)  --   Articles of Amendment to the Articles of Incorporation of the Registrant.(b)
     (c)  --   Articles Supplementary to the Articles of Incorporation of the Registrant.(b)
    2     --   By-Laws of the Registrant.(c)
    3     --   None.
    4     --   Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended, and By-Laws of the
               Registrant.(d)
    5(a)  --   Investment Advisory Agreement between the Registrant and Merrill Lynch Asset
               Management, L.P.(e)
     (b)  --   Form of Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and
               Merrill Lynch Asset Management U.K. Limited.
     (c)  --   Supplement to Investment Advisory Agreement between the Registrant and Merrill
               Lynch Asset Management, L.P., dated January 3, 1994.(f)
    6(a)  --   Class A Shares Distribution Agreement between the Registrant and Merrill Lynch
               Funds Distributor, Inc.(f)
     (b)  --   Class B Shares Distribution Agreement between the Registrant and Merrill Lynch
               Funds Distributor, Inc.(e)
     (c)  --   Letter Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.
               with respect to the Merrill Lynch Mutual Fund Adviser Program.(e)
     (d)  --   Class C Shares Distribution Agreement between the Registrant and Merrill Lynch
               Funds Distributor, Inc.(f)
     (e)  --   Class D Shares Distribution Agreement between the Registrant and Merrill Lynch
               Funds Distributor, Inc.(f)
    7     --   None.
    8     --   Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.(e)
    9(a)  --   Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
               Agreement between the Registrant and Merrill Lynch Financial Data Services,
               Inc.(e)
     (b)  --   License Agreement relating to the use of name between the Registrant and Merrill
               Lynch & Co., Inc.(e)
   10     --   None.
   11     --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
   12     --   None.
   13     --   Certificate of Merrill Lynch Asset Management, L.P.(a)
   14     --   None.

EXHIBIT
NUMBER                                            DESCRIPTION
-------        ----------------------------------------------------------------------------------
   15(a)  --   Class B Shares Distribution Plan and Class B Shares Distribution Plan
               Sub-Agreement of the Registrant.(e)
     (b)  --   Class C Shares Distribution Plan and Class C Shares Distribution Plan
               Sub-Agreement of the Registrant.(f)
     (c)  --   Class D Shares Distribution Plan and Class D Shares Distribution Plan
               Sub-Agreement of the Registrant.(f)
   16(a)  --   Schedule of computation of each performance quotation provided in the Registration
               Statement in response to Item 22 relating to Class A shares.(b)
     (b)  --   Schedule of computation of each performance quotation provided in the Registration
               Statement in response to Item 22 relating to Class B shares.(e)
     (c)  --   Schedule of computation of each performance quotation provided in the Registration
               Statement in response to Item 22 relating to Class C shares.(b)
     (d)  --   Schedule of computation of each performance quotation provided in the Registration
               Statement in response to Item 22 relating to Class D shares.(e)
   17(a)  --   Financial Data Schedule for Class A shares.
     (b)  --   Financial Data Schedule for Class B shares.
     (c)  --   Financial Data Schedule for Class C shares.
     (d)  --   Financial Data Schedule for Class D shares.
   18     --   Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule 18f-3.(g)


---------------

(a) Filed on August 20, 1993, as an Exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-64398) (the "Registration Statement").



(b) Filed on April 28, 1995 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.



(c) Filed on April 29, 1996, as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.



(d) Reference is made to Article III (Sections 2, 3, 4 and 5), Article IV,
    Article V (Sections 2, 3, 4, 5, 6 and 7), Article VI, Article VII, Article IX of the Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 1(a) to the Registration Statement; Articles of Amendment to the Articles of Incorporation filed as Exhibit 1(b) to the Registration Statement; Articles Supplementary to the Articles of Incorporation filed as
    Exhibit 1(c) to the Registration Statement; and Article II, Article III (Sections 1, 2, 3, 5, 6 and 17), Article VI, Article VII, Article XII,
    Article XIII and Article XIV of the Registrant's By-Laws filed as Exhibit 2 to the Registration Statement.



(e) Filed on February 18, 1994, as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.



(f) Filed on October 17, 1994, as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.



(g) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                                   NUMBER OF
                                                                                   HOLDERS AT
                                TITLE OF CLASS                                   MARCH 31, 1997
-------------------------------------------------------------------------------  --------------
Class A Common Stock, par value $.10 per share.................................       5,391
Class B Common Stock, par value $.10 per share.................................      11,683
Class C Common Stock, par value $.10 per share.................................       1,379
Class D Common Stock, par value $.10 per share.................................         979


---------------

*Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.


ITEM 27. INDEMNIFICATION.


     Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.



     Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended, may be concerned,
Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he or she is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.



     In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.



     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     (a) Merrill Lynch Asset Management, L.P. ("MLAM"or the "Investment Adviser"), acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc.,

Merrill Lynch Global Bond Fund For Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., and for the following closed-end investment companies:
Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     Fund Asset Management, L.P. ("FAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of MLAM, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1995 for his or her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the preceding paragraph of this

Item 28, and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.



                                       POSITION WITH              OTHER SUBSTANTIAL BUSINESS,
             NAME                 THE INVESTMENT ADVISER       PROFESSION, VOCATION OR EMPLOYMENT
------------------------------   -------------------------   --------------------------------------
ML&Co.........................   Limited Partner             Financial Services Holding Company,
                                                               Limited Partner of FAM
Princeton Services............   General Partner             General Partner of FAM
Arthur Zeikel.................   President                   President of FAM; President and
                                                             Director of Princeton Services;
                                                               Director of MLFD; Executive Vice
                                                               President of ML&Co.
Terry K. Glenn................   Executive Vice President    Executive Vice President of FAM;
                                                               Executive Vice President and
                                                               Director of Princeton Services;
                                                               President and Director of MLFD;
                                                               Director of MLFDS; President of
                                                               Princeton Administrators, L.P.
Vincent R. Giordano...........   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Elizabeth Griffin.............   Senior Vice President       Senior Vice President of FAM
Norman R. Harvey..............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Michael J. Hennewinkel........   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Philip L. Kirstein............   Senior Vice President,      Senior Vice President, General Counsel
                                 General Counsel and         and Secretary of FAM; Senior Vice
                                 Secretary                     President, General Counsel, Director
                                                               and Secretary of Princeton Services;
                                                               Director of MLFD
Ronald M. Kloss...............   Senior Vice President and   Senior Vice President and Controller
                                 Controller                  of FAM; Senior Vice President and
                                                               Controller of Princeton Services
Stephen M.M. Miller...........   Senior Vice President       Executive Vice President of Princeton
                                                               Administrators, L.P.; Senior Vice
                                                               President of Princeton Services
Joseph T. Monagle, Jr. .......   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Michael L. Quinn..............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services;
                                                               Managing Director and First Vice
                                                               President of Merrill Lynch from 1989
                                                               to 1995
Richard L. Reller.............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Gerald M. Richard.............   Senior Vice President and   Senior Vice President and Treasurer of
                                 Treasurer                     FAM; Senior Vice President and
                                                               Treasurer of Princeton Services;
                                                               Vice President and Treasurer of MLFD
Ronald L. Welburn.............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Anthony Wiseman...............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services



     (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc.,

Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1995, for his own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert, Bascand, Glenn, Harvey, Richard and Yardley are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:



                                     POSITION WITH             OTHER SUBSTANTIAL BUSINESS,
             NAME                      MLAM U.K.            PROFESSION, VOCATION OR EMPLOYMENT
------------------------------   ----------------------   --------------------------------------
Arthur Zeikel.................   Director and Chairman    President of the Investment Adviser
                                                          and FAM; President and Director of
                                                            Princeton Services; Director of
                                                            MLFD; Executive Vice President of
                                                            ML&Co.
Alan J. Albert................   Senior Managing          Vice President of the Investment
                                 Director                 Adviser
Terry K. Glenn................   Director                 Executive Vice President of the
                                                          Investment Adviser and FAM; Executive
                                                            Vice President and Director of
                                                            Princeton Services; President and
                                                            Director of MLFD; Director of MLFDS;
                                                            President of Princeton
                                                            Administrators, L.P.
Adrian Holmes.................   Managing Director        Director of Merrill Lynch Global Asset
                                                            Management
Andrew John Bascand...........   Director                 Director of Merrill Lynch Global Asset
                                                            Management
Edward Gobora.................   Director                 Director of Merrill Lynch Global Asset
                                                            Management
Richard Kilbride..............   Director                 Managing Director of Merrill Lynch
                                                          Global Asset Management
Robert M. Ryan................   Director                 Vice President, Institutional
                                                          Marketing, Debt and Equity Group,
                                                            Merrill Lynch Capital Markets from
                                                            1989 to 1994
Gerald M. Richard.............   Senior Vice President    Senior Vice President and Treasurer of
                                                          the Investment Adviser and FAM; Senior
                                                            Vice President and Treasurer of
                                                            Princeton Services; Vice President
                                                            and Treasurer of MLFD
Stephen J. Yardley............   Director                 Director of Merrill Lynch Global Asset
                                                            Management
Carol Ann Langham.............   Company Secretary        None
Debra Anne Searle.............   Assistant Company        None
                                 Secretary

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill-Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.


     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2665.



                                                     (2)                           (3)
                   (1)                      POSITIONS AND OFFICES         POSITIONS AND OFFICES
                  NAME                            WITH MLFD                  WITH REGISTRANT
    ---------------------------------   -----------------------------   -------------------------
    Terry K. Glenn...................   President and Director          Executive Vice President
    Arthur Zeikel....................   Director                        President and Director
    Philip L. Kirstein...............   Director                        None
    William E. Aldrich...............   Senior Vice President           None
    Robert W. Crook..................   Senior Vice President           None
    Kevin P. Boman...................   Vice President                  None
    Michael J. Brady.................   Vice President                  None
    William M. Breen.................   Vice President                  None
    Michael G. Clark.................   Vice President                  None
    Mark A. DeSario..................   Vice President                  None
    James T. Fatseas.................   Vice President                  None
    Debra W. Landsman-Yaros..........   Vice President                  None
    Michelle T. Lau..................   Vice President                  None
    Gerald M. Richard................   Vice President and Treasurer    Treasurer
    Salvatore Venezia................   Vice President                  None
    William Wasel....................   Vice President                  None
    Robert Harris....................   Secretary                       None



     (c) Not applicable.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Merrill Lynch Financial Data Services, Inc., (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).


ITEM 31. MANAGEMENT SERVICES.


     Other than as set forth under the caption "Management of the Fund -- Advisory and Management Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Advisory and Management Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND THE STATE OF NEW JERSEY, ON THE 28TH DAY OF APRIL 1997.


                                            Merrill Lynch Americas Income Fund,
                                            Inc.
                                                      (Registrant)


                                             By     /s/ GERALD M. RICHARD

                                               ---------------------------------

                                                (Gerald M. Richard, Treasurer)



     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE(S) INDICATED.



                SIGNATURE                                  TITLE                      DATE
------------------------------------------    -------------------------------    ---------------

              ARTHUR ZEIKEL*                  President and Director
------------------------------------------      (Principal Executive Officer)
             (Arthur Zeikel)

            GERALD M. RICHARD*                Treasurer (Principal Financial
------------------------------------------      and Accounting Officer)
           (Gerald M. Richard)

              DONALD CECIL*                   Director
------------------------------------------
              (Donald Cecil)

             EDWARD H. MEYER*                 Director
------------------------------------------
            (Edward H. Meyer)

            CHARLES C. REILLY*                Director
------------------------------------------
           (Charles C. Reilly)

             RICHARD R. WEST*                 Director
------------------------------------------
            (Richard R. West)

            EDWARD D. ZINBARG*                Director
------------------------------------------
           (Edward D. Zinbarg)

        *By /s/ GERALD M. RICHARD                                                 April 28, 1997
------------------------------------------
  (Gerald M. Richard, Attorney-in-Fact)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                           DESCRIPTION
------        ----------------------------------------------------------------------------------

   5(b)    -- Form of Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and
              Merrill Lynch Asset Management U.K. Limited
  11       -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant
  17(a)    -- Financial Data Schedule for Class A shares
    (b)    -- Financial Data Schedule for Class B shares
    (c)    -- Financial Data Schedule for Class C shares
    (d)    -- Financial Data Schedule for Class D shares